Exhibit 2.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
SEA CONTAINERS LTD, et al.,(1))		Case No. 06-11156 (KJC)
	)	(Jointly Administered)
)
Debtors.	)
	)	Ref No. 2420

FUNDING OF FACTS, CONCLUSIONS OF LAW, AND ORDER CONFIRMING
DEBTORS’ FOURTH AMENDED JOINT PLAN PURSUANT TO
CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

The above-captioned debtors in possession (collectively, the “Debtors”) having:

•                            filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§101-1532 (the “Bankruptcy Code”) on October 15, 2006 (the “Petition Date”);

•                            continued to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code;

•                            filed on July 31, 2008, Debtors’ Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2030], and on September 16, 2008, the Debtors’ First Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2168];

•                            filed on September 22, 2008, Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2193], and on September 22, 2008, the Disclosure Statement for Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2194] (the “Disclosure Statement”), approved by this Court on September 22, 2008 [Docket No. 2195];(2)

•                            distributed solicitation materials on or before October 10, 2008, pursuant to, and consistent with, the Order Approving Adequacy of Disclosure Statement, Solicitation Materials, and Relief Related Thereto [Docket No. 2195] (the “Solicitation Procedures Order”);

(1)       The Debtors in these chapter 11 cases are Sea Containers Caribbean Inc., Sea Containers Ltd. (“SCL”), and Sea Containers Services Ltd. (“SCSL”).

(2)       Capitalized terms not defined herein shall have the meanings assigned to them in the Plan or Disclosure Statement, as applicable.

•                             filed on October 24, 2008 and certain dates thereafter, the various documents comprising the Plan Supplement in Support of Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket Nos. 2271, 2342, 2365, 2407, and 2419] (as amended and supplemented, the “Plan Supplement”); and

•                             published notice of the Confirmation Hearing in the Wall Street Journal (Global Edition), Financial Times, London Gazette, Royal Gazette, and Lloyd’s List, as evidenced by the Affidavit of Alison Kauker with Respect to Publication filed on October 29, 2008 [Docket No, 2293] (the “Publication Affidavit”);

•                             filed on October 30, 2008, the affidavit of service of BMC Group, Inc. regarding solicitation materials [Docket No. 2297], (the “Affidavit of Service”);

•                             filed on November 20, 2008, the Affidavit of Balloting Agent Regarding Solicitation and Tabulation of Votes in Connection with Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2400] (the “Voting Affidavit”);

•                             filed on November 20, 2008, Debtors’ Third Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2401];

•                             filed on November 20, 2008, Declaration of Laura Barlow in Support of Confirmation of Debtors’ Third Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2403]; Declaration of Michael Berkowitch in Support of Confirmation of Debtors’ Third Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2404]; and Declaration of Jared Dermont in Support of Confirmation of Debtors’ third Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2405] (all declarations identified in this paragraph, collectively, the “Confirmation Declarations”);

•                             filed on November 20, 2008, Debtors’ Statement to Objection of the United States Trustee to Confirmation of Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 2406] (the “Debtors’ Statement”); and

•                             filed on November 21, 2008, Debtors’ Memorandum of Law (A) in Support of Debtors’ Third Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code and (B) in Response to Objections Thereto [Docket No. 2409] (the “Confirmation Brier”); and

•                             filed on November 23, 2008, Debtors’ Fourth Amended Joint Plan Pursuant to Chapter II of the United States Bankruptcy Code [Docket No. 2420] (as amended through the date hereof, the “Plan”);

This Court having;

•                     set November 24, 2008, at 10:00 a.m. Eastern Time as the date and time of the Confirmation Hearing pursuant to FED. R. BANKR. P. 3017 and FED. R. BANKR. P. 3018 and sections 1126, 1128 and 1129 of the Bankruptcy Code;

•                     reviewed the Plan, the Disclosure Statement, the Plan Supplement, the Confirmation Brief, the Confirmation Declarations, the Debtors’ Statement, the Voting Affidavit, and all other pleadings, exhibits, statements, documents and filings regarding Confirmation of the Plan;

•                     heard and considered the statements of counsel and all other testimony and evidence proffered and/or adduced at the Confirmation Hearing, and in respect of Confirmation of the Plan;

•                     overruled any and all objections to the Plan and all statements and reservations of rights not consensually resolved or withdrawn; and

•                     taken judicial notice of the papers and pleading filed in the Chapter 11 Cases.

NOW, THEREFORE, it appearing to this Court that notice of the Confirmation Hearing and the opportunity for any party in interest to object to Confirmation have been adequate and appropriate as to all parties affected or to be affected by the Plan and the transactions contemplated thereby, and the legal and factual bases set forth in the documents filed in support of Confirmation and presented at the Confirmation Hearing establish just cause for the relief granted herein; and after due deliberation thereon and good cause appearing therefor, this Court hereby makes and issues the following Findings of Fact, Conclusions of Law, and Orders:(3)

I.

FINDINGS OF FACT AND CONCLUSIONS OF LAW

IT IS HEREBY DETERMINED, FOUND, ADJUDGED, DECREED, AND ORDERED

THAT:

(3)       This Confirmation Order constitutes this Court’s findings of fact and conclusions of law under FED. R. ClV, P. 52, as made applicable by FED. R. BANKR. P. 7052 and 9014. Any and all findings of fact shall constitute findings offset even if they are stated as conclusions of law, and any and all conclusions of law shall constitute conclusions of law even if they are staled as findings of fact. Further, any findings of fact and conclusions of law announced on the record in open court are incorporated by reference herein.

Jurisdiction and Venue

a)            On the Petition Date, each Debtor commenced a chapter 11 case by filing a voluntary petition for relief under chapter 11 of the Bankruptcy Code. The Debtors were and are qualified to be debtors under section 109 of the Bankruptcy Code. Venue in the District of Delaware was proper as of the Petition Date and continues to be proper. Confirmation of the Plan is a core proceeding under 28 U.S.C. § 157(b)(2)(L). This Court has subject matter jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and this Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

b)            Since the Petition Date, the Debtors have operated their businesses and managed their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in the Chapter 11 Cases.

Judicial Notice

c)            This Court takes judicial notice of the docket of the Chapter 11 Cases maintained by the clerk of this Court and/or its duly appointed agent (the “Docket”), including, without limitation, all pleadings and other documents on file, all orders entered, and the transcripts of, and all evidence (that was not subsequently withdrawn) and arguments made, proffered or adduced at, the hearings held before this Court during the pendency of the Chapter 11 Cases. This Court also finds that Plan is dated and identifies the Plan’s proponents, thereby satisfying FED.R. BANKR. P. 3016(a).

Burden of Proof

d)            The Debtors, as the Plan proponents, have met their burden of proving the elements of sections 1129(a) and 1129(b) of the Bankruptcy Code by a preponderance of the evidence, which is the applicable evidentiary standard in this Court. This Court also finds that the Debtors have satisfied the elements of sections 1129(a) and 1129(b) of the Bankruptcy Code by clear and convincing evidence.

Solicitation Procedures Authorization

c)            On September 22, 2008, this Court entered the Solicitation Procedures Order that, among other things: (a) approved the Disclosure Statement as containing adequate information within the meaning of section 1125 of the Bankruptcy Code and FED. R. BANKR. P. 3017; (b) fixed time for voting to accept or reject the Plan; (c) fixed the date and time for the commencement of the Confirmation Hearing; (d) established the objection deadline and procedures for objecting to the Plan; (e) approved the form and method of notice of the Confirmation Hearing; and (f) established the record date and certain procedures for soliciting and tabulating votes with respect to the Plan.

Service of Solicitation Materials

f)             As evidenced in the Voting Affidavit, the Debtors complied with the service requirements and procedures approved in the Solicitation Procedures Order.

Publication of Confirmation Hearing Notice

g)            As evidenced in the Publication Affidavit, the Debtors published the Confirmation Hearing Notice in the publications and on the dates indicated below: Royal Gazette on October 21, 2008; Financial Times on October 22, 2008; London Gazette on October 22, 2008; Lloyd’s List on October 22, 2008; and Wall Street Journal (Global Edition) on October 23, 2008.

Voting Affidavit and Solicitation

h)            On November 20, 2008, the Voting Affidavit certifying the method and results of the ballot tabulation for each of the Classes to accept or reject the Plan was filed with this Court.

i)             Based upon the Voting Affidavit, all procedures used to provide notice and distribute solicitation materials to the applicable holders of Claims and Interests and to tabulate the ballots were fair and conducted in accordance with the Solicitation Procedures Order, the Bankruptcy Code, the Bankruptcy Rules, the local rules of this Court, and all other applicable rules, laws and regulations.

j)             As evidenced by the Voting Affidavit, all ballots were properly tabulated. Pursuant to sections 1124 and 1126 of the Bankruptcy Code, all Impaired Classes entitled to vote on the Plan have voted to accept the Plan.

k)            Based upon the Voting Affidavit, votes for acceptance and rejection of the Plan were solicited in good faith and complied with sections 1125 and 1126 of the Bankruptcy Code, FED. R. BANKR. P. 3017 and 3018, the Solicitation Procedures Order, all applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and all other applicable rules, laws and regulations.

l)             Each of the Debtors and their respective directors, officers, agents, affiliates, representatives, attorneys and advisors have solicited votes on the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the Solicitation Procedures Order, and all other applicable rules, laws and regulations.

Plan Supplement

m)           The documents identified in the Plan Supplement were filed as required and notice of such documents was good and proper in accordance with the Bankruptcy Code, the Bankruptcy Rules, and the Solicitation Procedures Order, and no other or further notice is or shall be required. The Debtors are authorized with consent of the Creditors’ Committees, which consent shall not be unreasonably withheld, to modify the Plan Supplement, including following entry of this Confirmation Order, to make: (i) non-material or non-adverse modifications;

(ii) material or adverse modifications that have been approved by all affected parties; and

(iii) modifications for which this Court has granted approval.

Plan Modifications

n)            The technical modifications to the Plan (reflected in the Plan as filed on November 23, 2008) constitute non-material changes, and/or changes with respect to particular Claims or Interests by agreement with holders of such Claims or Interests, and/or changes with respect to particular Claims or Interests that do not materially adversely affect or change the treatment of any Claims or Interests and require no additional or further solicitation of votes on the Plan. Such modifications do not materially negatively impact the treatment of, and/or distributions to, holders of Allowed Claims under the Plan. Accordingly, pursuant to section 1127 of the Bankruptcy Code and FED. R. BANKR. P. 3019, these modifications do not require additional disclosure pursuant to section 1125 of the Bankruptcy Code or re-solicitation of votes pursuant to section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or Interests be afforded an opportunity to change any previously cast acceptances or rejections.

Compliance with the Requirements of Section 1129 of the Bankruptcy Code

Section 1129(a)(l) – Compliance of the Plan with Applicable Provisions of the Bankruptcy Code

o)            The Plan complies with all applicable provisions of the Bankruptcy Code as required by section 1129(a)(l) of the Bankruptcy Code, including, without limitation, sections 1122 and 1123.

p)            Proper Classification (Sections 1122 and 1123(a)(1)). Pursuant to sections 1122(a) and 1123(a)(l) of the Bankruptcy Code, Article III of the Plan designates Classes of Claims and Interests, other than DIP Facility Claims, Administrative Claims, and Priority Tax

Claims.(4) As required by section 1122(a) of the Bankruptcy Code, each Class of Claims and Interests contains only Claims or Interests that are substantially similar to the other Claims or Interests within that Class. Valid reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan. The Plan therefore satisfies sections 1122 and 1123(a)(l) of the Bankruptcy Code.

q)            Specified Unimpaired and Impaired Classes (Sections 1123(a)(2) and 1123(a)(3)). Article III of the Plan specifies that Claims in Classes 1, 2, 4B, and 4C are Unimpaired. Additionally, Administrative Claims, DIP Facility Claims, and Priority Tax Claims are Unimpaired and not classified under the Plan. Article III of the Plan also specifies the treatment of each Impaired Class under the Plan consisting of Classes 2B, 2C, 3A, 3B, 4A, and 5. The Plan therefore satisfies sections 1123(a)(2) and 1123(a)(3) of the Bankruptcy Code.

r)             No Discrimination (section 1123(a)(4)). In accordance with section 1123(a)(4) of the Bankruptcy Code, Article III of the Plan also provides the same treatment for each Claim or Interest within a particular Class unless the Holder of a particular Claim or Interest has agreed to a less favorable treatment with respect to such Claim or Interest. The Plan therefore satisfies the requirements of section 1123(a)(4) of the Bankruptcy Code.

s)            Adequate Means for Implementation of the Plan (Section 1123(a)(5)). In accordance with section 1123(a)(5) of the Bankruptcy Code, the Plan and the various documents and agreements set forth in the Plan Supplement provide adequate and proper means for the Plan’s implementation, including: (i) formation and corporate governance of Newco;(5)

(4)                     The DIP Facility Claims, Administrative Claims, and the Priority Tax Claims are not required to be designated pursuant to section 1123(a)(l) of the Bankruptcy Code.

(5)                     As used herein and in the Plan, Newco includes all subsidiaries, affiliates, and related entities thereof, including, without limitation, Sea Containers SPC, Ltd., Quota Holdings, Ltd., and all other guarantors of the Exit Facility, as the context so requires.

(ii) issuance of Newco Equity; (iii) transfer of the Container Interests to Newco; (iv) entry into the Exit Facility; (v) retention of Intercompany Interests; (vi) establishment of the Equalization Escrow Account, the Non-Debtor Subsidiary Trust, and the Equalization-Related Employee Claim Trust; (vii) appointment of the Plan Administrator; (viii) cancellation of the Senior Notes and the Indentures; and (ix) implementation of the Plan in Bermuda and the United Kingdom. Additionally, the Debtors will have, upon consummating the Exit Facility on the Effective Date, sufficient Cash to make all payments required to be made on the Effective Date or otherwise prescribed pursuant to the terms of the Plan. The Plan therefore satisfies the requirements of section 1123(a)(5) of the Bankruptcy Code.

t)             Non-Voting Equity Securities (Section 1123(a)(6)). Article IV.C.1.a. of the Plan and Newco’s organizational documents (filed as part of the Plan Supplement) provide that Newco is prohibited from issuing non-voting securities. The Plan therefore satisfies the requirements set forth in section 1123(a)(6) of the Bankruptcy Code.

u)            Designation of Directors and Officers (Section 1123(a)(7)). The Plan Supplement contains provisions with respect to the manner and selection of directors and officers of Newco that are consistent with the interests of creditors, equity security holders, and public policy, thereby satisfying section 1123(a)(7) of the Bankruptcy Code.

v)            Discretionary Contents of the Plan (Section 1123(b)). The other provisions of the Plan are appropriate and consistent with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1123(b) of the Bankruptcy Code.

Section 1129(a)(2) – Debtors’ Compliance with Applicable Provisions of the Bankruptcy Code

w)           The Debtors, as Plan proponents, have complied with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(2) of the Bankruptcy Code, including, without limitation, sections 1125 and 1126 and FED, R. BANKR. P. 3017, 3018 and 3019. In

particular, the Debtors are proper debtors under section 109 of the Bankruptcy Code and proper Plan proponents under section 1121(a) of the Bankruptcy Code. Furthermore, the solicitation of acceptances or rejections of the Plan: (i) complied with the Solicitation Procedures Order; (ii) complied with all applicable laws, rules and regulations governing the adequacy of disclosure in connection with such solicitation; and (iii) occurred only after disclosing “adequate information” to holders of Claims or Interests, as section 1125(a) of the Bankruptcy Code defines that term. Accordingly, the Debtors and the Creditors’ Committee, and their respective directors, officers, employees, agents, members, affiliates and representatives have acted in “good faith” within the meaning of section 1125(e) of the Bankruptcy Code. As a result, the requirements of section 1129(a)(2) of the Bankruptcy Code have been satisfied.

Section 1129(a)(3) – Proposal of Plan in Good Faith

x)             The Debtors have proposed the Plan in good faith and not by any means forbidden by law, as required by section 1129(a)(3) of the Bankruptcy Code. In so determining, this Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Cases, the Plan itself, and the process leading to its formulation. The Chapter 11 Cases were filed, and the Plan was proposed, with the legitimate purpose of allowing the Debtors to reorganize and emerge from bankruptcy with a capital structure that will allow them to satisfy their obligations with sufficient liquidity and capital resources. As a result the requirements of section 1129(a)(3) of the Bankruptcy Code have been satisfied.

Section 1129(a)(4) – Bankruptcy Court Approval of Certain Payments as Reasonable

y)            Pursuant to section 1129(a)(4) of the Bankruptcy Code, the payments to be made by the Debtors for services or for costs in connection with the Chapter 11 Cases or the Plan, as described in the Plan, or as disclosed in the Plan Supplement, have been approved by, or are subject to the approval of, this Court as reasonable. As a result the requirements of section 1129(a)(4) of the Bankruptcy Code have been satisfied.

Section 1129(a)(5) – Disclosure of Identity of Proposed Management, Compensation of Insiders and Consistency of Management Proposals with the Interests of Creditors and Public Policy

z)             The Debtors provided requisite disclosures regarding proposed directors and officers of Newco following Confirmation, as required by section 1129(a)(5)(A) of the Bankruptcy Code, and have also disclosed the nature of compensation of insiders who will be employed or retained by the Reorganized Debtors, as required by section 1129(a)(5)(B) of the Bankruptcy Code. As a result the requirements of section 1129(a)(5) of the Bankruptcy Code have been satisfied.

Section 1129(a)(6) – Approval of Rate Changes

aa)          The Plan does not contain any rate changes subject to the jurisdiction of any governmental regulatory commission and will not require governmental regulatory approval. Therefore, section 1129(a)(6) of the Bankruptcy Code does not apply to the Chapter 11 Cases.

Section 1129(a)(7) – Best Interests of Creditors and Interest Holders

bb)          The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation analysis annexed to the Disclosure Statement and the other evidence related thereto that was proffered or adduced at or prior to, or in affidavits filed in connection with, the Confirmation Hearing, are persuasive and credible. The methodology used and assumptions made in the liquidation analysis, as supplemented by the evidence proffered or adduced at or prior to, or in affidavits filed in connection with, the Confirmation Hearing, are reasonable.

cc)          With respect to each Impaired Class, each holder of an Allowed Claim or Interest, as the case may be, in an Impaired Class has accepted the Plan or will receive under the Plan on account of its respective Claim or Interest, as the case may be, property of a value, as of the

Effective Date, that is not less than the amount that each such holder would have received if the Debtors were to have liquidated on the Effective Date under chapter 7 of the Bankruptcy Code.

Section 1129(a)(8) – Acceptance of the Plan by Each Impaired Class

dd)          The Plan satisfies section 1129(a)(8) of the Bankruptcy Code. As indicated in Article III of the Plan, the following Classes are Unimpaired and are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code:

Class Description	Class Designation
Other Secured Claims	1
SCL Other Priority Claims	2A
SCC Interests	4B
SCC PBGC Claims	4C

ee)          As indicated in the Voting Affidavit, each Impaired Class that was entitled to vote has voted to accept the Plan. Each of the following Impaired Classes voted in favor of the Plan:

Class Description	Class Designation
SCL Other Unsecured Claims	2B
SCL Pension Schemes Claims	2C
SCSL Other Unsecured Claims	3A
SCSL Pension Schemes Claims	3B
SCC Pension Schemes Claims	4A

ff)            The Plan provides that the following Class will not receive any distribution or retain any property on account of Holders’ Interests, and this Class is therefore deemed to have rejected the Plan (the “Deemed to Reject Class”) pursuant to section 1126(g) of the Bankruptcy Code:

Claims Description	Class Designation
SCL Common Stock Interests	5

Section 1129(a)(9) – Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code

gg)          The treatment of Administrative, DIP Facility, and Priority Tax Claims as set forth in Article 11 of the Plan satisfies the requirements of section 1129(a)(9) of the Bankruptcy Code.

Section 1129(a)(10) – Acceptance By At Least One Impaired Class

hh)          As set forth in the Voting Affidavit and above, each Impaired Class, other than the Deemed to Reject Class, has voted to accept the Plan. Accordingly, section 1129(a)(10) of the Bankruptcy Code is satisfied.

Section 1129(a)(l1) – Feasibility of the Plan

ii)            The Plan satisfies section 1129(a)(11) of the Bankruptcy Code. Based upon the evidence proffered or adduced at, or prior to, or in affidavits filed in connection with, the Confirmation Hearing, the Plan is feasible and Confirmation of the Plan is not likely to be followed by Newco liquidating or requiring further financial reorganization.

Section 1129(a)(12) – Payment of Bankruptcy Fees

jj)            Article XV.C. of the Plan provides for the payment of all fees payable under 28 U.S.C. § 1930(a), thereby satisfying section 1129(a)(12) of the Bankruptcy Code.

Section 1129(a)(13) – Retiree Benefits

kk)          Section 1129(a)(13) of the Bankruptcy Code requires a plan to provide for “retiree benefits” (as defined in section 1114 of the Bankruptcy Code) at levels established pursuant to section 1114 of the Bankruptcy Code. The Debtors do not owe any retiree benefits (as defined by section 1114 of the Bankruptcy Code) and, therefore, section 1129(a)(13) of the Bankruptcy Code does not apply to the Chapter 11 Cases.

Sections 1129(a)(14), (15), and (16)

ll)            The Debtors do not owe any domestic support obligations, are not individuals, and are not nonprofit corporations. Therefore, sections 1129(a)(14), (15) and (16) of the Bankruptcy Code do not apply to the Chapter 11 Cases.

Section 1129(b) – Classification of Claims and Confirmation of Plan Over Nonacceptance of Impaired Class

mm)        The classification and treatment of Claims in the Plan is proper pursuant to section 1122 of the Bankruptcy Code and does not discriminate unfairly pursuant to section 1129(b)(l) of the Bankruptcy Code.

nn)          Pursuant to section 1129(b)(l) of the Bankruptcy Code, the Plan may be confirmed notwithstanding the fact that not all Impaired Classes have voted to accept the Plan - if all of the requirements of section 1129(a) of the Bankruptcy Code other than section 1129(a)(8) have been met. All Classes of Impaired Claims have voted to accept the Plan other than the Deemed to Reject Class.

oo)          There is no Class of creditors or Interests junior to the holders of Claims or Interests in the Deemed to Reject Class that will receive or retain any property under the Plan on account of their Claims or Interests. Accordingly the requirements of sections 1129(b)(2) of the Bankruptcy Code are satisfied with respect to the Deemed to Reject Class, and the Plan does not violate the absolute priority rule, does not discriminate unfairly, and is fair and equitable with respect to such Classes.

pp)          Based upon the foregoing, the Plan satisfies the requirements for confirmation set forth in section 1129(b) of the Bankruptcy Code.

Section 1129(c) – Only One Plan

qq)          Other than the Plan (including previous versions thereof), no other plan has been filed in the Chapter 11 Cases. As a result, the requirements of section 1129(c) of the Bankruptcy Code have been satisfied.

Section 1129(d) – Principal Purpose of the Plan Is Not Avoidance of Taxes

rr)            The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. § 77e). Accordingly, the Plan satisfies the requirements of section 1129(d) of the Bankruptcy Code.

Satisfaction of Confirmation Requirements

ss)          Based upon the foregoing, the Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

Good Faith

tt)            Based on the record before this Court in the Chapter 11 Cases, the Debtors, the Creditors’ Committees, the Exit Facility Lenders, the DIP Lenders, the JPLs, the Pension Schemes Trustees, GE Sea Co, the GE Quotaholders, and their respective attorneys, financial advisors, investment bankers, and other professionals retained by such persons have acted in good faith and will continue to act in good faith if they proceed to: (i) consummate the Plan and the agreements, settlements, transactions, and transfers contemplated thereby (including, without limitation, entry into and performance under the GE SeaCo Definitive Settlement Documents, the Bermuda Scheme of Arrangement, the U.K. Scheme of Arrangement, the Exit Facility, the Business Transfer Agreement, the Equalization Escrow Agreement, the Equalization-Related Employee Claim Trust Deed, the Non-Debtor Subsidiary Trust Deed, and the Pension Schemes Settlement Agreement); and (ii) take the actions authorized and directed by this Confirmation Order.

Exit Facility

uu)          Upon diligent inquiry, the Debtors have determined that the Exit Facility to be provided by the Exit Facility Lenders subject to and in accordance with the commitment letter entered into by and among SCL and the Exit Lenders (the “Commitment Letter”) is the best alternative available to the Debtors. Fortis Bank (Nederland) N.V. (“Fortis”) shall constitute the administrative agent under the Exit Facility, and Fortis together with DVB Bank S.E. and all other lenders under the Exit Facility from time to time shall constitute the Exit Facility Lenders. The Commitment Letter and Exit Facility have been negotiated in good faith and on an arms’-length basis, without intent to hinder, delay, or defraud any creditor of the Debtors, and each party thereto may rely upon the provisions of this Confirmation Order in closing the Commitment Letter and the Exit Facility. The availability under the Exit Facility is necessary to the consummation of the Plan. The terms and conditions of the Exit Facility documents described in the Commitment Letter are fair and reasonable, reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duties, are supported by reasonably equivalent value and fair consideration, and are in the best interests of the Debtors’ estates and their creditors. The execution, delivery, or performance by the Debtors or Newco, as the case may be, of or in accordance with any documents in connection with the Exit Facility, in accordance with the Commitment Letter, and compliance by the Debtors or Newco, as the case may be, with the terms thereof are authorized by, and will not conflict with, the terms of the Plan or this Confirmation Order. The financial accommodations to be extended pursuant to the Commitment Letter and any Exit Facility documents are being extended in good faith, for legitimate business purposes, are reasonable, shall not be subject to recharacterization for any purposes whatsoever, and shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any other applicable non-bankruptcy law. The Exit facility documents, including the Commitment Letters and any definitive loan and security documentation (collectively, the “Exit Facility Documents”), shall constitute legal, valid, binding, and authorized obligations of the Debtors and Newco enforceable in accordance with their terms, and will not conflict with any federal or state law. The Debtors have provided sufficient and adequate notice of the Commitment Letter and the credit arrangements set forth therein to all parties-in-interest, including, without limitation, the DIP Lenders, the Creditors’ Committees, and the United States Trustee. On the Effective Date, all of the liens and security interests to be granted in accordance with the Exit Facility Documents shall be deemed approved and shall be legal, valid, binding, and enforceable first priority liens on the collateral for the Exit Facility. The security interests and liens granted in accordance with the Exiting Financing Documents (the “Exit Liens”) shall not be subject to recharacterization or equitable subordination for any purposes whatsoever and shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any applicable non-bankruptcy law. Newco, any of Newco’s relevant subsidiaries, and the persons granted such liens and security interests are authorized to make all filings and recordings, and to obtain all governmental approvals and consents necessary to establish and perfect such liens and security interests under the provisions of the applicable state, provincial, federal, or other law (whether domestic or foreign) that would be applicable in the absence of this Confirmation Order. All fees, costs, and expenses paid or to be paid by Newco in connection with the Exit Facility are hereby ratified and approved. In accordance with the terms of the Plan, proceeds from the Exit Facility shall be used, in part, to indefeasibly pay in full in Cash on the Effective Date the DIP Facility Claims and such payments shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any applicable non-bankruptcy law.

GE SeaCo Definitive Settlement Documents

vv)          Each of the GE SeaCo Definitive Settlement Documents, as set forth in Exhibit 5 to the Plan Supplement and identified in the Master Transaction Agreement, is an essential element of the Plan and entry into and performance under each GE SeaCo Definitive Settlement Document is in the best interests of the Debtors, the Estates, Newco, and the Holders of Claims and is approved in all respects. The Debtors have exercised reasonable business judgment in determining to enter into the GE SeaCo Definitive Settlement Documents and have provided sufficient and adequate notice thereto. The terms and conditions of the GE SeaCo Definitive Settlement Documents have been negotiated in good faith, at arm’s-length, are fair and reasonable and are reaffirmed and approved. The GE SeaCo Definitive Settlement Documents shall, upon execution, be valid, binding, and enforceable and shall not conflict with any federal or state law.

Pension Documents

ww)        The Pension Schemes Settlement Agreement and the Stipulation in Aid of the Pension Schemes Settlement Agreement with Related Technical Amendments dated as of October 28, 2008 [Docket No. 2282] (collectively, the “Pension Documents”) each is an essential element of the Plan and entry into and performance under each is in the best interests of the Debtors, the Estates, Newco, the Pension Schemes, and the Holders of Claims and is approved in all respects. The Debtors have exercised reasonable business judgment in determining to enter into the Pension Documents and have provided sufficient and adequate notice thereto. The terms and conditions of the Pension Documents have been negotiated in good faith, at arm’s-length, are fair and reasonable and are reaffirmed and approved. The Pension Documents shall, upon execution, be valid, binding, and enforceable and shall not conflict with any federal or state law.

Implementation of Other Necessary Documents and Agreements

xx)           All documents necessary to implement the Plan, including, without limitation, those contained in the Plan Supplement, and all other relevant and necessary documents are in the best interests of the Debtors, the Estates, Newco, and the Holders of Claims, have been negotiated in good faith and at arm’s-length, are approved in all respects, and shall, upon completion of documentation and execution, be valid, binding, and enforceable and shall not conflict with any federal or state law.

Executory Contracts and Unexpired Leases

yy)          The Debtors have exercised reasonable business judgment in determining whether to assume or reject each of their Executory Contracts and Unexpired Leases as set forth in Article VII of the Plan and in this Confirmation Order, Each assumption or rejection of an Executory Contract or Unexpired Lease pursuant to this Confirmation Order or Article VII of the Plan shall be legal, valid and binding upon the applicable Debtor or Newco and all non-Debtor parties to such Executory Contract or Unexpired Lease, all to the same extent as if such assumption or rejection had been authorized and effectuated pursuant to an appropriate order of this Court that was entered pursuant to section 365 of the Bankruptcy Code prior to confirmation of the Plan.

Approval of Settlements and Compromises

zz)           Pursuant to FED. R. BANKR. P. 9019 and any applicable state law, and as consideration for the distributions and other benefits provided under the Plan, all settlements and compromises of Claims, Causes of Action and objections to Claims that are embodied in the Plan constitute good faith compromises and settlements of Claims, Causes of Action and objections to Claims, which compromises and settlements are hereby approved as fair, equitable, reasonable, and appropriate in light of the relevant facts and circumstances underlying such compromise and settlement, and are in the best interests of the Debtors and their Estates and creditors.

Transfers by Debtors

aaa)        The transfer, on the Effective Date, of the Container Interests: (i) vests Newco or its successors or assigns, as the case may be, with good title to such property, free and clear of all Claims and Interests, except as expressly provided in the Plan, this Confirmation Order or the Exit Facility; and (ii) does not constitute a voidable transfer under the Bankruptcy Code or applicable non-bankruptcy law. Further, distributions of Newco Equity as contemplated by the Plan will be issued without registration under the Securities Act or any similar federal, state, or local law and is exempt from such laws to the maximum extent permitted by law.

Releases, Injunction, and Exculpation

bbb)       The exculpation, releases, and injunction set forth in the Plan constitute good faith compromises and settlements of the matters covered thereby and are consensual. Such compromises and settlements are made in exchange for adequate consideration and are in the best interests of Holders of Claims, are fair, necessary, equitable, and reasonable, and are integral elements of the resolution of the Chapter 11 Cases in accordance with the Plan. Each of the injunction, release and exculpation provisions set forth in the Plan and this Confirmation Order is: (i) within the jurisdiction of this Court under 28 U.S.C. §§ 1334(a), 1334(b) and 1334(d); (ii) an essential means of implementing the Plan pursuant to section 1123(a)(5) of the Bankruptcy Code; (iii) an integral element of the transactions incorporated into the Plan; (iv) conferring material benefit on, and is in the best interests of, the Debtors, their estates and their creditors; (v) important to the overall objectives of the Plan to finally resolve all Claims among or against the parties-in-interest in the Chapter 11 Cases with respect to the Debtors, their organization, capitalization, operation and reorganization; and (vi) consistent with sections 105, 1123, 1129 and other applicable provisions of the Bankruptcy Code.

Satisfaction of Conditions Precedent to Effective Date

ccc)        Based on the statements of the parties in open court, and all other related pleadings, exhibits and other relevant documents, each of the conditions precedent to the Effective Date, as set forth in Article XII.B. of the Plan, is reasonably likely to be satisfied.

Retention of Jurisdiction

ddd)       This Court may properly retain jurisdiction over all matters arising out of or related to the Chapter 11 Cases, the Debtors, and the Plan after the Effective Date, to the fullest extent permitted by law, on the terms set forth in Article XIV of the Plan.

*        *        *        *        *

II.

ORDER

ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED, DECREED, AND DETERMINED THAT:

A.                       Confirmation of the Plan

1.             The Plan (including the Plan Supplement) and each of its provisions are approved and confirmed in each and every respect pursuant to section 1129 of the Bankruptcy Code. The terms of the Plan, the Plan Supplement, all exhibits and addenda thereto, the Docket, and any exhibits to this Confirmation Order are incorporated by reference into, and are an integral part of, this Confirmation Order. The terms of the Plan, the Plan Supplement, all exhibits and addenda thereto, and all other relevant and necessary documents, shall be effective and binding as of the Effective Date of the Plan. Notwithstanding the foregoing, if there is any direct conflict between the terms of the Plan or the Plan Supplement exhibits and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

B.                       Objections to Flan Overruled

2.             Except as provided in this Confirmation Order, all objections and responses to the Plan, and all reservation of rights included therein, to the extent not already withdrawn, waived, or settled, shall be, and hereby are, overruled on the merits.

C.                       Provisions of Flan and Confirmation Order Nonseverable and Mutually Dependent

3.             The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

D.                       Record Closed

4.             The record of the Confirmation Hearing is closed.

E.                         Notice

5.             Good and sufficient notice has been provided of the Confirmation Hearing, the deadline for filing and serving objections to the Plan, cure claim estimates, injunctions and third party releases, bar dates, and other hearings described in the Solicitation Procedures Order and the Plan, which notice has been and is hereby approved.

F.                         Plan Classification Controlling

6.             The terms of the Plan shall solely govern the classification of Claims and Interests for purposes of the distributions to be made thereunder. The classifications set forth on the ballots tendered to or returned by the Debtors’ creditors in connection with voting on the Plan; (a) were set forth on the ballots solely for purposes of voting to accept or reject the Plan; (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims under the Plan for distribution purposes; (c) may not be relied upon by any creditor as representing the actual classification of such Claims under the Plan for distribution purposes; and (d) shall not bind the Debtors or the Reorganized Debtors.

G.                       Matters Relating to Implementation of the Plan

Implementation of the Plan; Effectuating Documents

7.             In accordance with section 1142 of the Bankruptcy Code, the implementation and consummation of the Plan in accordance with its terms shall be and is, authorized and approved, and the Debtors, the Reorganized Debtors, Newco, the Creditors’ Committee, the Plan Administrator or any other Person designated pursuant to the Plan shall be, and they hereby are, authorized, empowered and directed to issue, execute, deliver, file and record any document whether or not such document is specifically referred to in the Plan, the Disclosure Statement or any exhibit thereto, and to take any action necessary or appropriate to consummate the Plan and all transactions and agreements therein in accordance with its terms, including, without limitation, execution, delivery and performance of the Exit Facility as set forth below, without Further application to or order of this Court. To the extent that, under applicable non bankruptcy law, any of these actions otherwise would require the consent or approval of the shareholders or boards of directors of the Debtors, this Confirmation Order constitutes such consent, approval and direction.

8.             Without in any manner limiting the foregoing, the execution and delivery, performance, filing or recordation by the Debtors, the Reorganized Debtors, the Creditors’ Committee or any other entity or Person designated pursuant to the Plan, of each of the documents, instruments, agreements, notes or filings contemplated by or necessary in connection with consummation of the Plan are hereby authorized and approved. On the Effective Date, all agreements, settlements, transactions, and transfers contemplated under the Plan (including, without limitation, entry into and performance under the GE SeaCo Definitive Settlement

Documents, the Bermuda Scheme of Arrangement, the U.K. Scheme of Arrangement, the Exit Facility, the Business Transfer Agreement, the Equalization Escrow Agreement, the Equalization-Related Employee Claim Trust Deed, the Non-Debtor Subsidiary Trust Deed, the Pension Schemes Settlement Agreement, and any documents and all other agreements entered into or issued pursuant to the Exit Facility and the GE SeaCo Definitive Settlement Documents) shall become effective, binding, and enforceable upon the parties thereto in accordance with their respective terms and conditions and shall be deemed to become effective simultaneously. The Exit Lenders’ obligations to fund the Exit Facility shall be subject to the terms of the Commitment Letter and the term sheet attached thereto including, but not limited to, the satisfaction (or waiver by the Exit Lenders or the administrative agent under the Exit Facility) of the Conditions Precedent to Funding set forth in the term sheet attached to the Commitment Letter. The Debtors are hereby authorized and directed to make all payments and distributions required under the Plan and to implement the Plan in all respects (including the payment of any fees and/or expenses or indemnities in connection with the Exit Facility and the Business Transfer Agreement (and any other applicable agreements)).

Newco

9.             Pursuant to section 1141(b) of the Bankruptcy Code, and except as otherwise provided in the Plan, the Exit Facility, or this Confirmation Order, from and after the Effective Date, Newco, pursuant to the Business Transfer Agreement, shall be vested with all Container Interests, free and clear of all Claims, Liens, encumbrances, charges, and other interests of Holders of Claims or Interests. From and after the Effective Date, in accordance with its organizational documents identified in the Plan Supplement, Newco may operate its businesses and use, acquire, or dispose of assets free of any restrictions imposed by the Bankruptcy Code, the Bankruptcy Court, or the United States Trustee. The Newco board of directors shall consist of those directors identified in the Plan Supplement without need for any further actions. Except with respect to the Container Interests to the extent set forth in the Business Transfer Agreement, Newco and its subsidiaries shall not be deemed to be successors to the Debtors.

10.           On the Effective Date, Newco shall file, as applicable, its organizational documents with the appropriate governmental authorities.

11.           The structure and composition of the Newco’s board of directors and compensation of officers thereof shall be as set forth in the Plan and Plan Supplement. Each Newco director and officer shall serve from and after the Effective Date pursuant to the terms of the Newco’s organizational documents or other constituent documents. Pursuant to section 1129(a)(5)(A)(ii) of the Bankruptcy Code, this Court approves as consistent with the interests of Creditors and Interest Holders and with public policy the selection, election, and/or continuance, as the case may be, of these individuals: provided, however, that nothing set forth herein shall prevent any of the foregoing individuals from resigning or from being removed or replaced as an officer or director without further order of this Court in accordance with the terms of Newco’s organizational documents.

12.           On the Effective Date (or on the Confirmation Date with respect to any actions taken prior to the Effective Date), the adoption and filing (as necessary) of any of Newco’s organizational documents not otherwise specifically set forth in this Confirmation Order or the Plan, as the case may be, and all other approvals and corporate actions contemplated by the Plan and this Confirmation Order and not otherwise specifically enumerated in this Confirmation Order shall be authorized and approved in all respects (subject to the provisions hereof and in the Plan, and any other applicable law).

Continued Corporate Existence; Vesting of Assets in the Reorganized Debtors

13.       On and after the Effective Date, the Reorganized Debtors shall remain in existence on the terms and conditions of the Plan and this Confirmation Order.

Binding Effect; Effectiveness; Successors and Assigns

14.       Notwithstanding FED. R. BANKR. P. 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of the Plan and the Plan Supplement shall be immediately effective and enforceable and deemed binding upon the Debtors, Newco, the Plan Administrator and any successors or assigns thereto, and any and all Holders of Claims or Interests (irrespective of whether such Claims or Interests are deemed to have accepted the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described herein, each Entity acquiring property under the Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtors.

Treatment Is In Full Satisfaction

15.       The treatment set forth in the Plan is in full and complete satisfaction of the legal, contractual, and equitable rights (including any liens) that each Entity holding a Claim or an Interest may have in or against the Debtors, the Estates, or their respective property. This treatment supersedes and replaces any agreements or rights those Entities may have in or against the Debtors, the Estates, or their respective property.

Issuance of Newco Equity; Exemption from Securities Law

16.       Newco is authorized to issue Newco Equity pursuant to the terms and conditions of the Plan. The issuance, offering, and distribution of any Securities contemplated by the Plan and any settlement agreements incorporated therein, including Newco Equity, shall be exempt from the registration requirements of section 5 of the Securities Act and any other applicable state or local law requiring registration prior to the offering, issuance, distribution, or sale of

Securities. Any Securities issued under the Plan, including Newco Equity, will be issued under section 1145 of the Bankruptcy Code, will be freely tradable through the Depository by the recipients thereof, subject to (a) the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in section 2(a)(11) of the Securities Act, and compliance with any rules and regulations of the Securities and Exchange Commission, if any, applicable at the time of any future transfer of such Securities or instruments, (b) the restrictions, if any, on the transferability of such Securities and instruments, under applicable law or otherwise, (c) restrictions on transfer to be contained in the organizational documents of Newco, including restrictions to the effect that prior to the listing of Newco Equity on a securities exchange, Newco Equity may only be transferred to a depository (or if no depository is available, to the participants in the last such depository) or under another depository system (for the avoidance of doubt, the foregoing restriction shall not restrict the transfer of beneficial ownership in Newco Equity pursuant to the rules of the applicable depository), and (d) applicable regulatory approval.

Exit Facility

17.       On the Effective Date, Newco shall enter into the Exit Facility (subject to the consent of the Creditors’ Committees, which consent shall not be unreasonably withheld) (a) in part, to obtain the funds necessary to acquire the Container Interests from SCL, SPC Holdings, and SCA at fair value and otherwise, to provide a loan to Reorganized SCL to enable Reorganized SCL to satisfy the DIP Facility, (b) to pay all fees and expenses incurred in connection with the Exit Facility, and (c) for working capital, capital expenditures and other lawful corporate purposes of Newco. Newco may use the Exit Facility for any purpose permitted thereunder. Confirmation of the Plan shall be deemed approval of the Exit Facility (including the transactions contemplated thereby, such as any supplementation or additional syndication of the Exit Facility, and all actions to be taken, undertakings to be made, and obligations to be incurred in connection therewith, including the payment of all fees, indemnities, and expenses provided for therein) and authorization for Newco to enter into and execute the Exit Facility Documents and such other documents as the Exit Facility Lenders may reasonably require to effectuate the treatment afforded to such lenders pursuant to the Exit Facility.

18.       The automatic stay imposed pursuant to section 362 of the Bankruptcy Code is vacated and modified to the extent necessary to permit (without further application to this Court) the execution, delivery, filing and recordation of the Exit Facility Documents and all transactions contemplated by such documents with respect to the Exit Facility. The Exit Liens shall be legal, valid, and enforceable liens, as and to the extent provided in the Exit Facility Documents, and the documents to be executed and delivered pursuant thereto shall constitute the legal, valid and binding obligations of Newco. The obligations under the Exit Facility and all related mortgages and security agreements shall, upon execution, constitute legal, valid, binding and authorized obligations of each of the parties thereto, enforceable in accordance with their terms and not in contravention of any state or federal law. As of the Effective Date, the Exit Liens shall constitute legal, valid and duly perfected first priority Liens, and shall be enforceable against the collateral defined in the Exit Facility Documents in accordance with the terms of such Exit Facility Documents and the agreements contemplated by the Master Transaction Agreement, and shall be deemed to be created, valid and perfected without any requirement of filing or recording of financing statements, mortgages or other evidence of such security interests, liens and mortgages and without any approvals or consents from governmental entities or any other persons and regardless of whether or not there are any errors, deficiencies or omissions in any property descriptions attached to any filing and no further act shall be required for perfection of the liens and security interests. Neither the obligations created under the Exit Facility nor the Exit Liens granted thereunder shall constitute a preferential transfer or fraudulent conveyance under applicable federal or state laws and will not subject the administrate agent under the Exit Facility or the Exit Facility Lenders to any liability by reason of incurrence of such obligation or grant of such Exit Liens under applicable federal or state laws, including, but not limited to, successor or transferee liability. In the event an order dismissing any of these Chapter 11 Cases under section 1112 of the Bankruptcy Code or otherwise is at any time entered, the Exit Liens shall not be affected and shall continue in full force and effect in all respects and shall maintain their priorities and perfected status as provided in such documents until all obligations in respect thereof shall have been paid and satisfied in full.

Plan Supplement

19.       The Debtors are authorized with consent of the Creditors’ Committees, which consent shall not be unreasonably withheld, to modify the Plan Supplement after the date hereof to make: (a) non-material or non-adverse modifications; (b) material or adverse modifications that have been approved by all affected parties; and (c) modifications for which this Court has granted approval.

Preparation, Delivery and Execution of Additional Documents By Third Parties

20.       All holders of Claims or Interests receiving distributions pursuant to the Plan and all other parties in interest shall, from time to time, take any reasonable actions as may be necessary or advisable to effectuate the provisions and intent of the Plan.

H.        GE SeaCo Definitive Settlement Documents

21.       The GE SeaCo Definitive Settlement Documents, as set forth in Exhibit 5 of the Plan Supplement and the Master Transaction Agreement, and the transactions contemplated thereby are approved in their entirety and, upon execution and delivery of the agreements and documents relating thereto by the applicable parties, the GE SeaCo Definitive Settlement Documents shall be in full force and effect and valid, binding and enforceable in accordance with their terms without the need for any further notice to or action, order, or approval of this Court, or other act or action under applicable law, regulation, order, or rule. The parties to the GE SeaCo Definitive Settlement Documents are authorized, without further approval of this Court, to execute and deliver all agreements, documents, instruments, and certificates related thereto and perform their obligations thereunder.

I.         Equalization Escrow Account

22.       The Equalization Escrow Agreement and all of the terms and conditions contained therein are hereby approved.

23.       The rights, powers, authority, responsibilities and duties of the Equalization Escrow Agent and the Equalization Escrow Account are set forth in, and will be governed by, the Equalization Escrow Agreement.

24.       On the Effective Date, and in accordance with and pursuant to the terms of the Plan and sections 1123(a)(5)(B) and 1123(b)(3)(B) of the Bankruptcy Code, Reorganized SCL, acting by the Plan Administrator, is authorized to transfer to the Equalization Escrow Agent all of its rights, title and interests in the Equalization Claim Reserve free and clear of any encumbrance, charge, mortgage, pledge, claim, or Lien. The Equalization Escrow Agent shall agree to accept and hold the Equalization Claim Reserve in the Equalization Escrow Account for the benefit of the Pension Schemes Trustees, to be applied for the purposes of and according to the terms of the Equalization Escrow Account and subject to the terms of the Plan and the Equalization Escrow Agreement.

J.        Equalization-Related Employee Claim Trust

25.       The Equalization-Related Employee Claim Trust Deed and all of the terms and conditions contained therein are hereby approved.

26.       The rights, powers authority, responsibilities and duties of the Equalization-Related Employee Claim Trust and the Equalization-Related Employee Claim Trustee are set forth in, and will be governed by, the Equalization-Related Employee Claim Trust Deed.

27.       On the Effective Date, in accordance with and pursuant to the terms of the Plan and sections 1123(a)(5)(B) and 1123(b)(3)(B) of the Bankruptcy Code, Reorganized SCL, acting by the Plan Administrator, is authorized to transfer to the Equalization-Related Employee Claim Trustee all of its rights, title and interests in the Equalization-Related Employee Claim Reserve and the Equalization-Related Employee Claim Trustee Costs Reserve free and clear of any encumbrance, charge, mortgage, pledge, claim, or Lien.

28.       For the avoidance of doubt, the sole source of recovery for any Equalization Claim against the Debtors or Equalization-Related Employee Claim shall be respectively, the Equalization Escrow Reserve or the Equalization-Related Employee Claim Reserve.

K.        Non-Debtor Subsidiary Trust

29.       The Non-Debtor Subsidiary Trust Deed and all of the terms and conditions contained therein are hereby approved.

30.       The rights, powers, authority, responsibilities and duties of the Non-Debtor Subsidiary Trust and the Non-Debtor Subsidiary Trustee are set forth in, and will be governed by, the Non-Debtor Subsidiary Trust Deed.

31.       On the Effective Date, and in accordance with and pursuant to the terms of the Plan and sections 1123(a)(5)(B) and 1123(b)(3)(B) of the Bankruptcy Code, Reorganized SCL, acting by the Plan Administrator, is authorized to transfer to the Non-Debtor Subsidiary Trustee all of its rights, title and interests in the Non-Debtor Subsidiary Reserve and the Non-Debtor Subsidiary Trustee Costs Reserve free and clear of any encumbrance, charge, mortgage, pledge, claim, or Lien.

32.       Holders of Non-Debtor Subsidiary Third Party Claims shall receive recovery (if any) on such claims from the Non-Debtor Subsidiary Trust.

L.        Pension Schemes Claims

33.       Nothing contained in this Confirmation Order shall alter, amend, modify, supplement or otherwise effect the terms set forth in Articles III.G.2 or IV.I. of the Plan. To the extent that there are any discrepancies between the terms contained in the Plan or this Confirmation Order and the terms contained in the Pension Schemes Settlement Agreement, the terms contained in the Pension Schemes Settlement Agreement shall govern.

M.       Plan Administrator

34.       The Debtors or the Reorganized Debtors, as applicable, are hereby authorized to appoint AlixPartners, LLP, an affiliate of AP Services, LLC, as Plan Administrator pursuant to the agreement relating to the retention of the Plan Administrator filed as part of the Plan Supplement, which agreement and all of the terms and conditions contained therein are hereby approved.

N.        No Objection Letter

35.       The No Objection Letter (attached hereto as Exhibit A) and all of the terms and conditions contained therein are hereby approved.

O.       Implementation of the Plan in Bermuda and the United Kingdom

36.       The Plan Administrator and Reorganized SCL is hereby authorized to take any actions reasonably necessary or appropriate to implement the Plan in Bermuda or any other foreign jurisdiction, including by and through the Bermuda Scheme of Arrangement, transferring the Container Interests to Newco in accordance with the Business Transfer Agreement, making distributions to Non-Plan Third Party Creditors, coordinating with the JPLs and the Non-Debtor Subsidiaries, and appearing before the Bermuda Court and seeking any reasonably necessary or appropriate relief to implement or carry out the Plan in Bermuda, including cancellation, annulment, and extinguishment of Subordinated Securities Claims and SCL Interests in Bermuda.

37.       The Plan Administrator and Reorganized SCSL is hereby authorized to take any actions reasonably necessary or appropriate to implement the Plan in the United Kingdom or any other foreign jurisdiction, including coordinating with the liquidators of SCSL, and appearing before the English Court and seeking any reasonably necessary or appropriate relief to implement or carry out the Plan in the United Kingdom.

P.        Releases, Injunction, and Exculpation

38.       All releases, injunction, and exculpation embodied in the Plan, including those contained in Article X of the Plan, are (a) integral parts of the Plan, (b) fair, equitable, and reason, (c) given for valuable consideration, and (d) in the best interests of the Debtors and all parties in interest.

39.       All releases, waiver, discharges, exculpation, and injunctions set forth in the Plan are hereby authorized, approved and enforceable in all respects and: (a) the Debtor Releasees are released and discharged to the extent set forth in Article X.B. of the Plan; (b) the Exculpated Parties are released and exculpated from any Exculpated Claim to the extent set forth in Article X.D. of the Plan; and (c) the Debtor Releasees are released and discharged to the extent set forth in Article X.C. of the Plan to the extent set forth in Article X.C of the Plan, it being understood solely as to this clause (c) that: (i) the Releasing Parties shall not include (A) Holders of Claims voting to reject the Plan or Holders of Claims who checked the box on the applicable Ballot indicating that they opt not to grant the releases provided in the Plan or (B) the GE/GE SeaCo Settlement Parties or the Pension Schemes Trustees solely to the extent expressly set forth in Article X.C. of the Plan; and (ii) to the extent (A) any Debtor Releasee in its capacity as a Releasing Party opted out of the releases on such party’s Ballot, and (B) such Debtor Releasee asserts claims, obligations, rights, suits, damages, Causes of Action, remedies, or liabilities against another Debtor Releasee (the “Debtor Releasee Target”), the Debtor Releasee opting out of the release shall be excluded from, and shall not be entitled to the benefit of, the Third Party Release set forth in Article X.C. of the Plan in connection with any claims, obligations, rights, suits, damages, Causes of Action, remedies, or liabilities that such Debtor Releasee Target may assert against it.

Q.       Compromise and Settlement of Claims and Controversies

40.       In consideration for the distributions and other benefits under the Plan, the provisions of the Plan constitute a good faith compromise and settlement of all Claims, Interests, and controversies resolved under the Plan, and entry of this Confirmation Order constitutes approval of such compromise and settlement under FED. R. BANKR. P. 9019, subject to Article X.A. of the Plan.

R.        Executory Contracts and Unexpired Leases

41.       The executory contract and unexpired lease provisions of Article VII of the Plan shall be, and hereby are, approved. Except as otherwise provided in the Plan or this Confirmation Order, each Executory Contract and Unexpired Lease shall be deemed automatically rejected pursuant to sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless any such Executory Contract or Unexpired Lease: (a) is listed on the schedule of “Assumed Executory Contracts and Unexpired Leases” in the Plan Supplement; (b) has been previously assumed by the Debtors by Final Order of the Bankruptcy Court or has been assumed by the Debtors by order of the Bankruptcy Court as of the Effective Date, which order becomes a Final Order after the Effective Date; (c) is the subject of a motion to assume or reject pending as of the Effective Date; (d) is an Executory Contract related to any Intercompany Claim; or (e) is otherwise assumed pursuant to the terms herein; provided, however, that the Services Agreement will continue in effect through the Effective Date without being assumed or rejected; provided further that the Pension Schemes Settlement Agreement shall govern with respect to all obligations between and among the Debtors and the Pension Schemes or the Pension Schemes Trustees, as the case may be.

42.       Notwithstanding anything in the Bar Date Order or the Employee Bar Date Order to the contrary, if the rejection of an Executory Contract or Unexpired Lease, including pursuant hereto, gives rise to a Claim by the non-Debtor party or parties to such contract or lease, such Claim will be forever barred and will not be enforceable against the Debtors, Newco, their respective successors or their respective properties unless (a) a Proof of Claim with respect to such Claim has been Filed on or before the Effective Date or (b) a Proof of Claim is Filed and served on the Plan Administrator no later than 30 days after the Effective Date.

S.        Existing Injunction and Stays Remain in Effect until Effective Date

43.       All injunctions or stays provided in, or in connection with, the Chapter 11 Cases, whether pursuant to sections 105 or 362 of the Bankruptcy Code, or any other applicable law or court order, in effect immediately prior to the Confirmation of the Plan, shall remain in full force and effect thereafter if so provided by this Confirmation Order, the Plan or their own terms. Nothing herein shall bar the taking of such other actions as are necessary to effectuate the transactions specifically contemplated by the Plan or by this Confirmation Order.

T.        Release of Liens, Claims, and Interests

44.       Except as otherwise specifically provided herein or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan including, without limitation, the Pension Schemes Settlement Agreement, on the Effective Date and concurrently with the applicable distributions made pursuant to Article IX of the Plan, all Claims, Interests, mortgages, deeds of trust, Liens, pledges or other security interests against the property of any Estate shall be fully released and discharged.

U.        Discharge of Claims and Interests

45.       Pursuant to, and except as otherwise provided for in, Article III.G. of the Plan, on the Effective Date and effective as of the Effective Date: (a) the rights afforded in the Plan and the treatment of all Claims and Interests shall be in exchange for and in complete satisfaction, discharge, and release of all Claims and Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date, against the Debtors or any of their assets, properties or Estates; (b) the Plan shall bind all Holders of Claims and Interests, notwithstanding whether any such Holders (i) Filed a Proof of Claim or (ii) failed to vote to accept or reject the Plan or voted to reject the Plan; (c) all Claims and Interests shall be satisfied, discharged, and released in full (except to the extent that the Plan expressly provides for the retention or Reinstatement of such Interests), and the Debtors’ liability with respect thereto shall be extinguished completely, including any liability of the kind specified under section 502(g) of the Bankruptcy Code; and (d) all Persons and Entities shall be precluded from asserting against the Debtors, the Debtors’ Estates, Newco, Reorganized SCL, Reorganized SCSL, Reorganized SCC, their successors and assigns, their assets and properties, any other Claims or Interests based upon any documents, instruments, or any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date.

V.        Indemnification Obligations

46.  In accordance with Article IV.D.4. of the Plan, the Plan Administrator shall be indemnified out of the assets of Reorganized SCL in respect of: (a) all liabilities and expenses properly incurred by the Plan Administrator in the execution of the Plan or of any powers vested in the Plan Administrator relating to the Plan; and (b) all actions, proceedings, costs, expenses, claims, demands, losses, charges, damages, taxes, duties and other liabilities in respect of any matter or thing done or omitted in any way relating to the Plan, other than liabilities arising as a consequence of fraud or other dishonest conduct, or knowingly or recklessly acting or omitting to act in a manner the Plan Administrator knew or ought to have known was in breach of trust or gross negligence, which such liabilities are determined in accordance with Article XIV.D. of the Plan.

W.      Cancellation of Debt and Equity Interests and Related Obligations

47.  On the Effective Date, except as otherwise provide in Article IV.M. of the Plan, (a) all Equity Interests, the Indentures, the Senior Notes, and any other Certificate, note, instrument, bond, indenture, purchase right, option, warrant, or other documents directly or indirectly evidencing or creating any debt interests in the Debtors, their Affiliates, subsidiaries, and their successors in interests giving rise to any Claim or Interest (except such Certificates, notes, other instruments or documents evidencing indebtedness or obligations of the Debtors that are Reinstated pursuant to the Plan), shall be canceled and discharged solely as to the Debtors, their Affiliates, subsidiaries, and successors in interests and (b) the obligations of the Debtors, their Affiliates, subsidiaries, and successors in interest pursuant, relating, or pertaining to the Indentures, the Senior Notes, any other agreements, indentures, certificates of designation, bylaws, or certificate or articles of incorporation or similar documents governing Equity Interests and any other Certificates, notes, instruments, bonds, indentures, purchase rights, options, warrants, or other documents evidencing or creating any debt interests in the Debtors, their Affiliates, subsidiaries, and their successors in interests (except such agreements or Certificates, notes or other instruments evidencing debt interests of the Debtors that are specifically Reinstated pursuant to the Plan) shall be fully released and discharged; provided, however, that notwithstanding Confirmation, the Indentures, any such other indenture or agreement that governs the rights of the Holder of a Claim shall continue in effect solely for purposes of: (a) allowing Holders to receive distributions under the Plan; (b) allowing and preserving the rights of the Indenture Trustee and any other Servicer to make distributions on account of such Claims as provided in Article IX of the Plan; (c) permitting the Indenture Trustee or any other Servicer to maintain any rights and Liens, including the Indenture Trustee Charging Lien, it may have against property other than the Debtors’, Newco’s, or the Reorganized Debtors’ property for fees, costs, and expenses pursuant to such indenture or other agreement; and (d) governing the rights and obligations of non-Debtor parties to such agreements vis-à-vis each other; provided further, however, that the preceding proviso shall not affect the discharge of Claims or Interests pursuant to the Bankruptcy Code, the Confirmation Order, or the Plan, or result in any expense or liability to the Debtors, Newco, or the Reorganized Debtors. Neither the Debtors, Newco nor the Reorganized Debtors shall have any obligations to any Servicer for any fees, costs, or expenses, except as expressly otherwise provided in the Plan. Nothing in this paragraph shall be construed to discharge any debt owed by or claims against Non-Debtor Subsidiaries, including Intercompany Claims against or Intercompany Interests in Non-Debtor Subsidiaries, except as otherwise specifically addressed in the Plan.

X.        Preservation of Rights of Action

48.  Any Causes of Action that the Debtors may hold against any Entity are hereby preserved in accordance with Article IV.Q. of the Plan.

Y.        Waiver or Estoppel

49.  Except as otherwise provided in the Plan, each Holder of a Claim or an Interest is hereby deemed to have waived any right to assert any argument that its Claim or Interest should be Allowed in a certain amount, in a certain priority, Secured or not subordinated by virtue of an agreement made with the Debtors or their counsel, the Creditors’ Committees or their counsel, or any other Entity, if such agreement was not disclosed in the Plan, the Disclosure Statement, or papers Filed with the Bankruptcy Court prior to the Confirmation Date.

Z.        Failure to Consummate the Plan

50.  If the consummation of the Plan does not occur, then the provisions of Article XII.D of the Plan shall govern.

AA.     Retention of Jurisdiction

51.  Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and sections 157 and 1334 of title 28 of the United States Code, notwithstanding the entry of this Confirmation Order and the occurrence of the Effective Date, this Court shall retain jurisdiction over all matters arising out of or related to the Chapter 11 Cases and the Plan after the Effective Date, to the fullest extent permitted by law, on the terms set forth in Article XIV of the Plan.

BB.     Dissolution of Creditors’ Committees

52.  The Creditors’ Committee shall continue to survive after the Effective Date for the limited purposes as set forth in Article XV.D. of the Plan, which are approved pursuant to this Confirmation Order. The reasonable and documented fees and expenses of the Professionals of the Creditors’ Committees arising in connection with the foregoing set forth in Article XV.D shall constitute obligations of Reorganized SCL and shall be paid by the Plan Administrator when due, as applicable, without further order of the Bankruptcy Court.

CC.     Payment of Statutory Fees

53.  All fees payable pursuant to section 1930(a) of title 28 of the United States Code after the Effective Date, as determined by the Bankruptcy Court at a hearing, shall be paid for each quarter (including any fraction thereof) prior to the closing of the Chapter 11 Cases when due or as soon thereafter as practicable. From and after the Effective Date, the Debtors and the Reorganized Debtors shall be jointly liable for and shall pay the fees under 28 U.S.C. § 1930 assessed against the Reorganized Debtors’ Estates under 28 U.S.C § 1930 until entry of an order closing the Chapter 11 Cases. In addition, the Debtors or the Reorganized Debtors (as the case may be) shall file post-confirmation quarterly reports or any pre-confirmation monthly operating reports not filed as of the Confirmation Hearing in conformity with the U.S. Trustee guidelines, until entry of an order closing or converting the Chapter 11 Cases. The U.S. Trustee shall not be required to file a request for payment of its quarterly fees, which shall be deemed an administrative expense claim against the Debtors and their Estates.

DD.     Treatment of Intercompany Claims

54.  Except as otherwise set forth in the Plan, there shall be no distributions on account of Intercompany Claims. Notwithstanding the foregoing sentence, the Plan Administrator is authorized to Reinstate, extinguish or cancel, as applicable, all Intercompany Claims and the Services Claim, including, without limitation, any or all relevant agreements, instruments, and documents underlying such Intercompany Claims as of the Effective Date, provided, however, under no circumstances shall acts of the Plan Administrator in any way impact or dilute the value of the SCL Unsecured Distribution, the Newco Equity, the SCSL Unsecured Distribution, or distributions anticipated under the EPM.

EE.      Exemption from Certain Transfer Taxes

55.  Pursuant to section 1l46(a) of the Bankruptcy Code, any transfers of property pursuant hereto shall not be subject to any stamp tax or other similar tax or governmental assessment in the United States, and this Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation instruments or other documents pursuant to such transfers of property without the payment of any such tax or governmental assessment. Such exemption specifically applies, without limitation, to all documents necessary to evidence and implement the provisions of and the distributions to be made under the Plan.

FF.      Professional Compensation

56.  All final requests for payment of Claims of a Professional shall be filed no later than forty-five days after the Effective Date (the “Final Fee Application”). Notice of a hearing on the Final Fee Applications shall be provided in accordance with the Bankruptcy Code, the Bankruptcy Rules, and the local rules of this Court. After notice and a hearing, the Allowed amounts of Professional Claims shall be determined by this Court. The Debtors are authorized to pay compensation for professional services rendered and reimbursement of expenses incurred after the Confirmation Date in the ordinary course of business and without the need for Bankruptcy Court approval.

GG.     Administrative Claims

57.  Except with respect to the Allowed Pension Schemes Administrative Claims, the Equalization Determination Costs, any statutory fees, and any Professional Claims, all requests for payment of an Administrative Claim must be filed with the Claims and Solicitation Agent and served upon counsel to the Debtors or the Plan Administrator, as applicable, on or before thirty days after the Effective Date. Any request for payment of an Administrative Claim that is not timely Filed and served shall be disallowed automatically without the need for an objection by the Debtors or the Plan Administrator.

HH.     References to Plan Provisions

58.  The Plan is confirmed in its entirety and hereby incorporated into this Confirmation Order by reference. The failure to reference or discuss any particular provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of, or otherwise affect, the validity, binding effect and enforceability of such provision, and each provision of the Plan shall have the same validity, binding effect and enforceability as if fully set forth in this Confirmation Order.

II.        Headings

59.  Headings utilized herein are for convenience and reference only, and shall not constitute a part of the Plan or this Confirmation Order for any other purpose.

JJ.      Effect of Conflict Between Plan and Confirmation Order

60.  If there is any direct conflict between the terms of the Plan or the Plan Supplement and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

KK.     Notice of Entry of this Confirmation Order

61.  In accordance with FED. R. BANKR. P. 2002 and 3020(c), as soon as reasonably practicable after the entry of this Confirmation Order, the Debtors (or their agents) shall give notice of the entry of this Confirmation Order by United States mail, first class postage prepaid, by hand, or by overnight courier service to all parties having been served with the Confirmation Hearing Notice; provided, however, that no notice or service of any kind shall be required to be mailed or made upon any person to whom the Debtors mailed a Confirmation Hearing Notice, but received such notice returned marked “undeliverable as addressed,” “moved, left no forwarding address” or “forwarding order expired,” or similar reason, unless the Debtors have been informed in writing by such person, or are Otherwise aware, of that person’s new address. To supplement the notice described in the preceding sentence, within fifteen business days of the date of this Confirmation Order the Debtors shall publish the Confirmation Notice in the Wall Street Journal (Global Edition); Financial Times; London Gazette; Royal Gazette; and Lloyd’s List.

62.  Mailing and publication of the Confirmation Notice in the time and manner set forth in the preceding paragraph are good and sufficient notice under the particular circumstances and in accordance with the requirements of FED. R. BANKR, P. 2002 and 3020(c), and no other or further notice is necessary.

LL.     Special Provision Relating to SCA

63.  No provision of or proceeding within the Debtors’ reorganization proceedings, the Plan, or this Confirmation Order shall in any way be construed as discharging, releasing, or relieving SCA from any liability with respect to the SCA Pension Plan or any other defined benefit pension plan under any law, governmental policy or regulatory provision. The PBGC and the SCA Pension Plan shall not be enjoined or precluded from enforcing such liability against SCA by any of the provisions of the Plan or Confirmation Order.

MM.   Non-Material Changes

64.  Article XIII of the Plan shall govern post-Confirmation Plan modifications.

NN.     Final Order

65.  This Confirmation Order is a final order and the period in which an appeal must be filed shall commence upon the entry hereof.

66.  Notwithstanding the possible applicability of FED. R. BANKR. P. 6004(h), 7062, 9014, or otherwise, the terms and conditions of this Confirmation Order shall be immediately effective and enforceable upon its entry.

67.  If any or all of the provisions of this Confirmation Order are hereafter reversed, modified or vacated by subsequent order of this Court or any other court, such reversal, modification or vacatur shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors’ receipt of written notice of such order. Notwithstanding any such reversal, modification or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Confirmation Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Plan and all related documents or any amendments or modifications thereto.

OO.    Authorization to Consummate

68.  The Debtors are authorized to consummate the Plan at any time after the entry of this Confirmation Order, subject to the satisfaction or waiver of the conditions precedent to the Effective Date set forth in Article XII of the Plan. On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101 and 1127 of the Bankruptcy Code.

IT IS SO ORDERED.

Wilmington, Delaware
Dated: Nov 24, 2008	/s/ Kevin J. Carey
Honorable Kevin J. Carey
Chief United States Bankruptcy Judge

Exhibit A

sea containers	Sea Containers Ltd. 22 Victoria Street, P.O. Box HM 1179, Hamilton HMFX, Bermuda

17 September, 2008

TO: each subsidiary of the Company listed in schedule 1 (each being a “Relevant Subsidiary”)

PLAN OF REORGANISATION AND SCHEME OF ARRANGEMENT OF SEA CONTAINERS LTD

Sea Containers Ltd (“Company”) is proposing: (a) a Chapter 11 plan of reorganization filed with the US bankruptcy court for the District of Delaware (“US Court”) on July 31, 2008, as subsequently amended or modified (“Plan”); and (b) a scheme of arrangement substantially in the form to be attached as a schedule to the affidavit of Laura Barlow to be filed in the Supreme Court of Bermuda (“Bermuda Court”) with an origination application (“Scheme”). It is contemplated that the Plan will be confirmed by the US Court and the Scheme will be approved by certain of the Company’s creditors and sanctioned by the Bermuda Court.

The purpose of this letter is to document the agreement between the Company and each Relevant Subsidiary relating to the Plan, the Scheme and the restructuring of the Company and its subsidiaries.

Subject to: (i) approval of the Plan by the US Court; (ii) the effectiveness of the Scheme (iii) and the execution of this letter by the Company and each Relevant Subsidiary listed below; the Company and each Relevant Subsidiary agrees with the Company and each other Relevant Subsidiary the following:

1.                          It has reviewed the Plan and its accompanying Disclosure Statement and the Scheme and the draft accompanying explanatory statement.

2.                          It understands that the Plan and Scheme will compromise certain non-intercompany liabilities of the Company and distribute the assets of the Company for the benefit of non-intercompany creditors of the Company and its subsidiaries and that the Plan and Scheme will not:

(a)                    compromise; or

(b)                   without prejudice to paragraph 5 below, provide for any form of payment or satisfaction in relation to;

the intercompany debts owed by the Company to it.

3.                          It supports and has no objection to the Plan and Scheme.

4.                          It has reviewed the intercompany matrix as at 31 March 2008 attached in Schedule 1 and confirms that that document sets out the correct quantum of amounts payable by it to or to it from the Company and each other Relevant Subsidiary.

5.                          It will not pursue the Company or any Relevant Subsidiary for any Intercompany Claim (as defined in the Plan) (“Intercompany Claim”) for a period of 24 months from the date of this letter provided that, the temporary suspension of action set out in this clause;

(a)                    shall not affect the ability of the Company or any Relevant Subsidiary to:

(i)                        defend any claim by way of set-off;

(ii)                     lodge a proof of claim in any insolvency proceeding, solvent winding up or scheme of arrangement; or

(iii)                  accept payment of any amount owing from or pay any amount owing to the Company or any other Relevant Subsidiary (including an Intercompany Claim or a dividend relating to any insolvency proceeding, solvent winding up or scheme of arrangement); and

(b)                   is subject to the Company and each Relevant Subsidiary complying with the Company’s cash repatriation plan that involves the repatriation of the net amounts of cash available from the Company’s subsidiaries (including the Relevant Subsidiaries) back to the Company.

6.                          No Relevant Subsidiary will pursue Newco (as defined in the Plan) or the Equalisation Escrow Account (as defined in the Plan) for any claim or action whatsoever, including any Intercompany Claim, any claim set out in Schedule 1 or any claim arising out of or connected to the Plan or the Scheme.

7.                          Nothing in this letter shall affect the ability of a Relevant Subsidiary to make claims against the Trustees of the:

(a)                    Equalisation-Related Employee Claim Trust (as defined in the Plan) in relation to any Equalisation-Related Employee Claim (as defined in the Plan); or

(b)                   Non-Debtor Subsidiary Trust (as defined in the Plan) in relation any Known Third Party Claim (as defined in the Non-Debtor Subsidiary Trust Deed).

This letter shall be governed by English law. For the purposes of the Contracts (Rights of Third Parties) Act 1999 nothing in this letter shall confer or purport to confer on any third party any benefit or the right to enforce any term of this letter.

Yours faithfully,

/s/ Laura Barlow
SEA CONTAINERS LIMITED

2

Agreed and accepted for and on behalf of: Argyll & Antrim Steam Packet Company Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Atlantic Maritime Services Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Bathside Bay Properties Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Boxer 2 Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Braziluvas Agricola Ltda

Authorised Signatory:	/s/ Luis Carlos de Conseicao Freitas	(Name)

/s/ Luis Carlos de Conseicao Freitas	Director	(Position)

3

Agreed and accepted for and on behalf of: Fast Ferries Limited

Authorised Signatory:	/s/ Andrew J. Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Charleston Marine Containers Inc.

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Contender 1 Ltd

Authorised Signatory:	/s/ Andrew J. Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Contender 2 Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: 0438490 Travel Ltd

Authorised Signatory:	/s/ Andrew J. Dalton	(Name)

	Director	(Position)

4

Agreed and accepted for and on behalf of: Ferry and Port Holdings Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: GNER Holdings Limited

Authorised Signatory:	/s/ Robert D. Mackenzie	(Name)

/s/ Robert D. Mackenzie	Director	(Position)

Agreed and accepted for and on behalf of: Great North Eastern Railway Limited

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SC Maritime Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Hoverspeed GB Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

5

Agreed and accepted for and on behalf of: Depot Vic Pty Limited (formerly known as Hyde Park Tank Depot Pty Limited)

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Descolour Ltd (formerly known as Independent Reefer Services Ltd)

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Depot (No 1) Pty Ltd (formerly known as Melbourne Container Park Pty Ltd)

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Newhaven North Quay Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: The Marine Container Insurance Company Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

6

Agreed and accepted for and on behalf of: Periandros SA

Authorised Signatory:	/s/ Francesco Delle Piane	(Name)

/s/ Francesco Delle Piane	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Treasury Limited

Authorised Signatory:	/s/ Lisa J. Clement	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SC Harbours Limited (formerly known as Newhaven Marina Limited)

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SC Ropax 1 Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Santos Tank Containers Ltda

Authorised Signatory:	/s/ Luis Carlos de Conseicao Freitas	(Name)

/s/ Luis Carlos de Conseicao Freitas	Director	(Position)

7

Agreed and accepted for and on behalf of: Sea Containers America (incorporating Houston Marine Containers Inc.)

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Brasil Ltda

Authorised Signatory:	/s/ Luis Carlos de Conseicao Freitas	(Name)

/s/ [Illegible]	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers British Isles Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Chartering Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Ferries Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

8

Agreed and accepted for and on behalf of: Sea-Containers Ferries Scotland Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Finance Ireland

Authorised Signatory:	/s/ Adrian J. Hayward	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers House Management Ltd

Authorised Signatory:	/s/ Adrian J. Hayward	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Iberia SA

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Italia Holdings Srl

Authorised Signatory:	/s/ Francesco Delle Piane	(Name)

/s/ Francesco Delle Piane	President	(Position)

9

Agreed and accepted for and on behalf of: Sea Containers Ports Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Ports and Ferries Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Properties Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Property Services Limited

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Railway Services Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

10

Agreed and accepted for and on behalf of: Sea Containers SPC Ltd

Authorised Signatory:	/s/ Mark Wilson	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Services Limited

Authorised Signatory:	/s/ Robert D. Mackenzie	(Name)

/s/ Robert D. Mackenzie	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers UK Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SeaCat 2 Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SeaCat 4 Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

11

Agreed and accepted for and on behalf of: SeaCat 6 Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SeaCat 7 Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SeaCo Chartering Ltd.

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SeaCo Texas Properties Inc.

Authorised Signatory:	/s/ John T. Landry, Jr.	(Name)

/s/ John T. Landry, Jr.	President	(Position)

12

Agreed and accepted for and on behalf of: Superseacat 2 Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Superseacat 1 Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Superseacat 3 Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Superseacat 4 Ltd

Authorised Signatory:	/s/ Philip Alan Calvert	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Tabago Properties Ltd

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

13

Agreed and accepted for and on behalf of: Vessel Holdings 3 Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Vessel Holdings Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Yorkshire Marine Containers Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: SC Finland Services Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Finnjet Bermuda Ltd.

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

14

Agreed and accepted for and on behalf of: 1882420 Ltd (ex ILN XS)

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Opera Ltd.

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Descolour Pty Ltd (formerly known as International Reefer Services Pty Ltd)

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of: Sea Containers Holdings Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

15

Agreed and accepted for and on behalf of:
Paulista Containers Maritismos Ltda

Authorised Signatory:	/s/ Luis Carlos de Conseicao Freitas	(Name)

/s/ [Illegible]	Director	(Position)

Agreed and accepted for and on behalf of:
Sea Containers Australia Ltd.

Authorised Signatory:	/s/ Melvyn Williams	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of:
SC Finland Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of:
Hoverspeed Italia SRL

Authorised Signatory:	/s/ Francesco Delle Piane	(Name)

/s/ Francesco Delle Piane	President	(Position)

Agreed and accepted for and on behalf of:
Sea Containers Caribbean Inc.

Authorised Signatory:	/s/ John T. Landry, Jr.	(Name)

/s/ John T. Landry, Jr.	President	(Position)

16

Agreed and accepted for and on behalf of:
Sea Containers Estonia Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of:
SeaCat Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of:
Seacat Limited

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

Agreed and accepted for and on behalf of:
MV Skywind Ltd

Authorised Signatory:	/s/ Andrew John Dalton	(Name)

	Director	(Position)

17

Schedule 1

These companies owe money (across)*
These companies are owned money (down)*	Argyll & Antrim Steam Packet Company Limited	Atlantic Maritime Services Ltd	Bathside Bay Properties Limited	Boxer 2 Ltd	Braziluvas Agricola Ltda	Fast Ferries Limited	Charleston Marine Containers Inc.	Contender 1 Ltd	Contender 2 Ltd	0438490 Travel Ltd
Argyll & Antrim Steam Packet Company Limited	—	—	—	—	—	—	—	—	—	—
Atlantic Maritime Services Ltd	—	—	—	—	—	—	—	—	—	—
Bathside Bay Properties Limited	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	2,810,006	—	—	—	—	—	—	—	—
Braziluvas Agricola Ltd	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	—	—	—	—	—	—	—	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	657,680	—	—	—	—	—	—	—	—
Contender 2 Ltd	—	—	—	—	—	—	—	—	—	—
0438490 Travel Ltd	—	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	—	—	—	—	—	—	—	—	—	—
GNER Holdings Limited	—	—	—	—	—	—	—	—	—	—
Great North Eastern Railway Limited	—	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	—	—	—	—	—	—
Hyde Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	—	—	—	—	—
Newhaven North Quay Limited	—	—	—	—	—	—	—	—	—	—
The Marine Container Insurance Company Ltd	—	—	—	—	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	—	—	—	3,667	—	507,499	1,500,000	9,698	3,667	—
SC Harbours Limited (formally Newhaven Marina)	—	—	—	—	—	—	—	—	—	—
SC Ropax 1 Ltd	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	—	—	6,841,638	—	—	—
Sea Containers Brasil Ltda	—	—	—	—	404,432	—	—	—	—	—
Sea Containers British Isies Limited	—	—	—	—	—	—	—	—	—	10,112
Sea Containers Chartering Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	—	—	—	—	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Iberia SA	—	—	—	—	—	—	—	—	—	—
Sea Containers Italia Holdings Sri	—	—	—	—	—	—	—	—	—	—
Sea Containers Ltd	—	—	—	2,731,302	3,443,163	6,754,994	2,615,747	36,712,498	—	125,354
Sea Containers Ports Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	778,100	—	—	—	—	—	—	—
Sea Containers Property Services Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Railways Services Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers UK Limited	—	—	—	—	—	—	—	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritimes Services Ltd)

1

Schedule 1

	These companies owe money (across)*
These companies are owned money (down)*	Ferry and Port Holdings Limited	GNER Holdings Limited	Great North Eastern Railway Limited	SC Maritime Ltd	Houston Marine Containers Inc.	Hoverspeed GB Limited	Hyde Park Tank Depot Pty Ltd	Independent Reefer Services Ltd	Melbourne Container Park Pty Ltd	Newhaven North Quay Limited	The Marine Container Insurance Company Ltd
Argyll & Antrim Steam Packet Company Limited	136,253	—	—	—	—	—	—	—	—	—	—
Atlantic Maritime Services Ltd	146,281	—	—	—	—	—	—	—	—	—	—
Bathside Bay Properties Limited	1,220,242	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Braziluvas Agricola Ltda	—	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	721,622	—	—	—	—	—	—	—	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Contender 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
0438490 Travel Ltd	—	—	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	—	—	49,786	—	—	5,227,856	—	—	—	—	—
GNER Holdings Limited	64,193,724	—	3,537	—	—	—	—	—	—	—	—
Great North Eastern Railway Limited	—	—	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	1,217,843	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	—	—	—	—	—	—	—
Hyde Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Newhaven North Quay Limited	6,188,544	—	—	—	—	—	—	—	—	—	—
The Marine Containers Insurance Company Ltd	—	—	—	—	—	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	601,092	20,094	—	—	—	186,949	—	—	—	7,542	7,489
SC Harbours Limited (formally Newhaven Marina)	—	—	—	—	—	—	—	—	—	—	—
SC Ropax 1 Ltd	935,826	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	1,585,340	—	—	—	—	—	—
Sea Containers Brasil Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers British Isles Limited	22,885,000	—	—	249,548	—	—	—	—	—	—	—
Sea Containers Chartering Limited	14,268	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	23,280,670	—	—	—	—	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Iberia SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Italia Holdings Sri	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ltd	990,438,347	1,696,454	—	—	—	—	14,353	14,491	—	—	—
Sea Containers Ports Limited	36,365,133	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	84,053,717	—	—	—	—	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Property Services Limited	1,008,198	—	—	—	—	—	—	—	—	—	—
Sea Containers Railway Services Ltd	3,469,895	—	—	—	—	—	—	—	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	12,920,228	27,387	—	2,210,499	—	—	—	—	—	—	—
Sea Containers UK Limited	—	—	—	—	—	—	—	—	—	—	—

All in U.S. Dollars

*  The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

2

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Periandros SA	Sea Containers Treasury Limited	SC Harbours Limited (formally Newhaven Marine)	Sc Ropax 1 Ltd	Santos Tank Containers Ltda	Sea Containers America	Sea Containers Brasil Ltda	Sea Containers British Isles Limited	Sea Containers Chartering Limited	Sea Containers Ferries Limited	Sea Containers Ferries Scotland Limited
Argyll & Antrim Stearn Packet Company Limited	—	—	—	—	—	—	—	—	—	4	—
Atlantic Maritime Services Ltd	—	87,352	—	—	—	—	—	—	—	—	—
Bathside Bay Properties Limited	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	—	—	—	—	—	—	3	—	—	—
Braziluvas Agricola Ltda	—	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Contender 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
0438490 Travel Ltd	—	—	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	—	—	—	—	—	—	—	—	—	203,970,320	12,849,279
GNER Holdings Limited	—	—	—	—	—	—	—	4	—	—	—
Great North Eastern Railway Limited	—	—	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	—	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	—	—	—	1	—	—	—
Hyda Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Newhaven North Quary Limited	—	—	—	—	—	—	—	—	—	—	—
The Marine Container Insurance Company Ltd	—	—	—	—	—	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	—	—	16,833	3,663	—	100,000	10,048	3,664	—	13,045	15,437
SC Harbours Limited (formally Newhaven Marina)	—	—	—	—	—	—	—	—	—	—	—
SC Ropax 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Brasil Ltda	—	—	—	—	536,924	—	—	—	—	—	—
Sea Containers British Isles Limited	—	—	—	—	—	174,817	—	—	—	—	—
Sea Containers Chartering Limited	—	—	—	—	—	—	—	203,992	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	—	—	—	—	—	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	3,433,694	—	—	—
Sea Containers Iberia SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Italia Holdings Sri	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ltd	—	16,254,102	—	4,914,174	600,000	4,813,184	10,554,575	122,588,188	—	18,500	—
Sea Containers Ports Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Property Services Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Railway Services Ltd	—	—	—	—	—	—	—	4	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	968,364	—	—	—	—	58,809	—	47,204,800	—	—	—
Sea Containers UK Limited	—	—	—	—	—	—	—	—	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

3

Schedule 1

	These companies owe money (across)*
These companies are owed money (down)*	Sea Containers Finance Ireland	Sea Containers House Management Ltd	Sea Containers Iberia SA	Sea Containers Italia Holdings Sri	Sea Containers Ltd	Sea Containers Ports Limited	Sea Containers Ports and Ferries Ltd	Sea Containers Properties Ltd	Sea Containers Property Services Limited	Sea Containers Railway Services Ltd	Sea Containers SPC Ltd
Argyll & Antrim Stearn Packet Company Limited	—	—	—	—	—	—	—	—	—	—	—
Atlantic Maritime Services Ltd	—	—	—	—	2,591,280	—	—	—	—	—	—
Bathside Bay Properties Limited	—	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Braziluvas Agricola Ltda	—	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Contender 2 Ltd	—	—	—	—	5,116,079	—	—	—	—	—	—
0438490 Travel Ltd	—	—	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	—	—	—	—	—	—	—	—	—	—	—
GNER Holdings Limited	—	—	—	—	—	—	—	—	—	—	—
Great North Eastern Railway Limited	—	—	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	—	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	3,0110,072	—	—	—	—	—	—
Hyda Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Newhaven North Quay Limited	—	—	—	—	—	—	—	—	—	—	—
The Marine Container Insurance Company Ltd	—	—	—	—	11,734,793	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	620,602	287	—	—	—	11,583	6,755	3,667	121,864	—	22,125
SC Harbours Limited (formally Newhaven Marina)	—	—	—	—	—	—	—	—	1,862,900	—	—
SC Ropax 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	—	—	—	—	—	—	2,280,695
Sea Containers Brasil Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers British Isles Limited	—	—	2,230,479	—	—	—	—	—	13,037,864	—	2,361,146
Sea Containers Chartering Limited	—	—	—	—	59	—	—	—	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	—	—	—	—	5,167,396	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Iberia SA	—	—	—	—	5,349,966	—	—	—	—	—	—
Sea Containers Italia Holdings Sri	—	—	—	—	66,621	—	—	—	—	—	—
Sea Containers Ltd	—	—	—	—	—	—	—	10,217,854	—	—	100,741,306
Sea Containers Ports Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—	—	80,676,352	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Property Services Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Railway Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	—	77,440	—	—	76,369,008	—	—	—	—	173,277	—
Sea Containers UK Limited	—	—	—	—	851,984,116	—	—	—	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritimes Services Ltd)

4

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Sea Containers Services Limited	Sea Containers UK Limited	SeaCat 2 Ltd	SeaCat 4 Ltd	SeaCat 6 Ltd	SeaCat 7 Ltd	SeaCo Chartering Ltd.	SeaCo Texas Properties Inc.	Sociate Bananiere de Motobe SA (70% Owned)	Superseacat 2 Ltd
Argyll & Antrim Steam Packet Company Limited	—	—	—	—	—	—	—	—	—	—
Atlantic Maritime Services Ltd	—	—	—	—	—	—	—	—	—	—
Bathside Bay Properties Limited	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	—	—	—	—	—	—	—	—	—
Braziluvas Agricola Ltda	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	—	—	—	—	—	—	—	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	—	—	—	—	—	—	—	—	1,122,500
Contender 2 Ltd	—	—	—	—	—	—	—	—	—	—
0438490 Travel Ltd	223,467	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	—	623,408,625	230,595	31,419	—	—	—	—	—	—
GNER Holdings Limited	—	—	—	—	—	—	—	—	—	—
Great North Eastern Railway Limited	3,248	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	—	—	—	—	—	—
Hyde Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	—	—	—	—	—
Newhaven North Quay Limited	—	—	—	—	—	—	—	—	—	—
The Marine Container Insurance Company Ltd	—	—	—	—	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	200,845	199	39,179	79,922	3,065	3,433	—	—	—	211,841
SC Harbours Limited (formally Newhaven Marina)	8,173,499	—	—	—	—	—	—	—	—	—
SC Ropax 1 Ltd	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	—	—	—	589,662	—	—
Sea Containers Brasil Ltda	—	—	—	—	—	—	—	—	—	—
Sea Containers British Isles Limited	—	136,644,233	—	—	—	—	—	—	—	—
Sea Containers Chartering Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	—	—	—	—	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Iberia SA	—	—	—	—	—	—	—	—	—	—
Sea Containers Italia Holdings Sri	—	—	—	—	—	—	—	—	—	—
Sea Containers Ltd	—	—	16,767,463	16,152,888	6,394,946	11,698,924	—	—	527,531	25,593,436
Sea Containers Ports Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Property Services Limited	6,136,913	—	—	—	—	—	—	—	—	—
Sea Containers Railway Services Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	—	—	—	—	—	—	—	—	—	—
Sea Containers UK Limited	—	—	—	—	—	—	9,056,425	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

5

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Superseacat 1 Ltd	Superseacat 3 Ltd	Superseacat 4 Ltd	Tabago Properties Ltd	Vessel Holdings 3 Ltd	Vessel Holdings Ltd	Yorkshire Marine Containers Limited	SC Finland Services Limited	Finnjet Bermuda Ltd.	1882420 Ltd (ex ILN XS)	Sea Containers Finland Oy (50%)
Argyll & Antrim Steam Packet Company Limited	—	—	—	—	—	—	—	—	—	—	—
Atlantic Maritime Services Ltd	—	—	—	—	734,443	—	—	—	—	—	—
Bathside Bay Properties Limited	—	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Braziluvas Agricola Ltda	—	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Contender 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
0438490 Travel Ltd	—	—	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	359,892	—	——	—	—	—	—	49,087	—	—	592,499
GNER Holdings Limited	—	—	—	—	—	—	—	—	—	—	—
Great North Eastern Railway Limited	—	—	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	—	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	3,727	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	—	—	—	—	—	—	—
Hyde Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Newhaven North Quay Limited	—	—	—	—	—	—	—	—	—	—	—
The Marine Container Insurance Company Ltd	—	—	—	—	—	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	141,755	79,172	31,344	—	11,565	3,675	1,095,694	8,135	—	—	4,024,583
SC Harbours Limited (formally Newhaven Marina)	—	—	—	—	—	—	—	—	—	—	—
SC Ropax 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Brasil Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers British Isles Limited	—	3,362,113	—	—	—	—	2,702,539	—	—	—	—
Sea Containers Chartering Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	—	—	—	—	—	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Iberia SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Italia Holdings Srl	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ltd	20,435,204	8,714,312	13,090,508	—	7,644,985	2,390,777	—	—	15,646,992	—	—
Sea Containers Ports Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Property Services Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Railway Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	—	—	—	—	—	—	10,248,641	—	—	50,906,036	—
Sea Containers UK Limited	—	—	—	—	—	—	—	—	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

6

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Sea Containers Opera Ltd.	SeaCat AB / SeaCat Ferries Danmark APS**	International Reefer Services Pty Ltd	Sea Containers Holdings Ltd	Paulista Containers Maritismos Ltda	Sea Containers Australia Ltd.	SC Finland Limited	Hoverspeed Italia SRL	Sea Containers Caribbean	Sea Containers Estonia Ltd	SeaCat Ltd
Argyll & Antrim Steam Packet Company Limited	—	—	—	—	—	—	—	—	—	—	—
Atlantic Maritime Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Bathside Bay Properties Limited	—	—	—	—	—	—	—	—	—	—	—
Boxer 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Braziluvas Agricola Ltda	—	—	—	—	—	—	—	—	—	—	—
Fast Ferries Limited	—	—	—	—	—	—	—	974,083	—	—	—
Charleston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Contender 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Contender 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
0438490 Travel Ltd	—	—	—	—	—	—	—	—	—	—	—
Ferry and Port Holdings Limited	—	—	—	18,146,790	—	—	60,737,518	—	—	—	335,070
GNER Holdings Limited	—	—	—	—	—	—	—	—	—	—	—
Great North Eastern Railway Limited	—	—	—	—	—	—	—	—	—	—	—
SC Maritime Ltd	—	—	—	—	—	—	—	—	—	—	—
Houston Marine Containers Inc.	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed GB Limited	—	—	—	—	—	—	—	111,584	—	—	—
Hyde Park Tank Depot Pty Limited	—	—	—	—	—	—	—	—	—	—	—
Independent Reefer Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Melbourne Container Park Pty Ltd	—	—	—	—	—	849,199	—	—	—	—	—
Newhaven North Quay Limited	—	—	—	—	—	—	—	—	—	—	—
The Marine Container Insurance Company Ltd	—	—	—	—	—	—	—	—	—	—	—
Periandros SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Treasury Limited	—	—	—	3,694	1,198,905	—	5,136	977,129	—	1,319,540	229,775
SC Harbours Limited (formally Newhaven Marina)	—	—	—	—	—	—	—	—	—	—	—
SC Ropax 1 Ltd	—	—	—	—	—	—	—	—	—	—
Santos Tank Containers Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers America	—	—	—	—	—	—	—	—	500	—	—
Sea Containers Brasil Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers British Isles Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Chartering Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finance Ireland	—	—	—	—	—	—	—	—	—	—	—
Sea Containers House Management Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Iberia SA	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Italia Holdings Srl	—	—	—	—	—	—	—	10,396	—	—	—
Sea Containers Ltd	—	—	12,279	—	26,353,426	167,749	60,266,096	—	—	704,020	17,200,321
Sea Containers Ports Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Property Services Limited	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Railway Services Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers SPC Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Services Limited	—	—	—	—	15,267	—	—	184,487	—	—	—
Sea Containers UK Limited	—	—	—	—	—	—	—	—	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

7

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Seacat Limited	SuperSeacat Ou	MV Skywind
Argyll & Antrim Steam Packet Company Limited	—	—	—
Atlantic Maritime Services Ltd	—	—	—
Bathside Bay Properties Limited	—	—	—
Boxer 2 Ltd	—	—	—
Braziluvas Agricola Ltda	—	—	—
Fast Ferries Limited	2,452,330	—	—
Charleston Marine Containers Inc.	—	—	—
Contender 1 Ltd	—	—	—
Contender 2 Ltd	—	—	—
0438490 Travel Ltd	—	—	—
Ferry and Port Holding Limited	62,403	—	—
GNER Holdings Limited	—	—	—
Great North Eastern Railway Limited	—	—	—
SC Maritime Ltd	—	—	—
Houston Marine Containers Inc.	—	—	—
Hoverspeed GB Limited	—	—	—
Hyde Park Tank Depot Pty Limited	—	—	—
Independent Reefer Services Ltd	—	—	—
Melbourne Container Park Pty Ltd	—	—	—
Newhaven North Quay Limited	—	—	—
The Marine Container Insurance Company Ltd	—	—	—
Periandros SA	—	—	—
Sea Containers Treasury Limited	5,040	—	14,479
SC Harbours Limited (formally Newhaven Marina)	—	—	—
SC Ropax 1 Ltd	—	—	9,691,064
Santos Tank Containers Ltda	—	—	—
Sea Containers America	—	—	—
Sea Containers Brasil Ltda	—	—	—
Sea Containers British Isles Limited	—	—	—
Sea Containers Chartering Limited	—	—	—
Sea Containers Ferries Limited	—	—	—
Sea Containers Ferries Scotland Limited	—	—	—
Sea Containers Finance Ireland	—	—	—
Sea Containers House Management Ltd	—	—	—
Sea Containers Iberia SA	—	—	—
Sea Containers Italia Holdings Srl	—	—	—
Sea Containers Ltd	428,245	—	—
Sea Containers Ports Limited	—	—	—
Sea Containers Ports and Ferries Ltd	—	—	—
Sea Containers Properties Ltd	—	—	—
Sea Containers Property Services Limited	—	—	—
Sea Containers Railway Services Ltd	—	—	—
Sea Containers SPC Ltd	—	—	—
Sea Containers Services Limited	—	—	—
Sea Containers UK Limited	—	—	—

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd. is owed USD2,810,006 by Atlantic Maritime Services Ltd)

8

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Argyll & Antrim Steam Packet Company Limited	Atlantic Maritime Services Ltd	Bathside Bay Properties Limited	Boxer 2 Ltd	Braziluvas Agricola Ltda	Fast Ferries Limited	Charleston Marine Containers Inc.	Contender 1 Ltd	Contender 2 Ltd	0438490 Travel Ltd
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	897,000	—	—	—	—	—	—	—	—
SeaCat 6 Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	—	—	—	—	—	4,110,902	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	—	—	—	—	—	—	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	—	—	—	—	—	—	—	—	—	—
Superseacat 4 Ltd	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	726,847	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	—	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	—	—	—	—	—	—
Finnjet Bermuda Ltd.	—	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	—	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	—	—	—	—	—	—
Paulista Containers Maritismos Ltda	—	—	—	—	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	—	—	—	—	—	—	—
SC Finland Limited	—	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL	—	—	—	—	—	—	—	—	—	—
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	—	—	—
MV Skywind Ltd	—	—	—	—	—	—	—	—	—	—

**  SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

9

Schedule 1

	These companies owe money (across)*
These companies are owed money (down)*	Ferry and Fort Holdings Limited	GNER Holdings Limited	Great North Eastern Railway Limited	SC Maritime Ltd	Houston Marine Containers Inc.	Hoverspeed GB Limited	Hyde Park Tank Depot Pty Limited	Independent Reefer Services Ltd	Melbourne Container Park Pty Ltd	Newhaven North Quay Limited	The Marine Container Insurance Company Ltd
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 6 Ltd	479,902	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	470,637	—	—	—	—	—	—	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	2,764,699	—	—	—	—	—	—	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	17,188	—	—	—	—	—	—	—	—	—	—
Superseacat 4 Ltd	23,479	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	633,346	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	—	—	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	—	—	—	—	—	—	—
Finnjet Bermuda Ltd.	65,438	—	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	50,901,233	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	108,039	—	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Paulista Containers Maritismos Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	—	—	—	2,825,982	—	—	—	—
SC Finland Limited	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL	228,204	—	—	—	—	—	—	—	—	—	—
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	—	—	—	—
MV Skywind Ltd	2,717,572	—	—	—	—	—	—	—	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

10

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Periandros SA	Sea Containers Treasury Limited	SC Harbours Limited (formally Newhaven Marina)	SC Ropax 1 Ltd	Santos Tank Containers Ltda	Sea Containers America	Sea Containers Brasil Ltda	Sea Containers British Isles Limited	Sea Containers Chartering Limited	Sea Containers Ferries Limited	Sea Containers Ferries Scotland Limited
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	—	—	—	—	—	—	—	—	—	6,475,460
SeaCat 6 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	—	256,395	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	—	—	—	—	—	—	—
Finnjet Bermuda Ltd.	—	84,021	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	—	978	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Paulista Containers Maritismos Ltda	—	—	—	—	340,400	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	—	—	—	—	—	—	—	—
SC Finland Limited	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL	—	—	—	—	—	—	—	4,260,728	—	—	—
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	—	—	—	—
MV Skywind Ltd	—	—	—	—	—	—	—	—	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

11

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Sea Containers Finance Ireland	Sea Containers House Management Ltd	Sea Containers Iberia SA	Sea Containers Italia Holdings Srl	Sea Containers Ltd	Sea Containers Ports Limited	Sea Containers Ports and Ferries Ltd	Sea Containers Properties Ltd	Sea Containers Property Services Limited	Sea Containers Railway Services Ltd	Sea Containers SPC Ltd
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 6 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	—	—	—	—	—	—	252,840	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	11,548,112	—	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	2,170,205	—	—	—	—	—	—
Finnjet Bermuda Ltd.	—	—	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS **	—	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	17,052,938	—	—	—	—	—	—
Paullsta Containers Maritismos Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	—	—	—	—	—	—	—	—
SC Finland Limited	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL	—	—	—	—	130	—	—	—	—	—	—
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	—	—	—	—
MV Skywind Ltd	—	—	—	—	1,628,047	—	—	—	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

12

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Sea Containers Services Limited	Sea Containers UK Limited	SeaCat 2 Ltd	SeaCat 4 Ltd	SeaCat 6 Ltd	SeaCat 7 Ltd	SeaCo Chartering Ltd.	SeaCo Texas Properties Inc.	Sociate Bananiere de Motobe SA (70% Owned)	Superseacat 2 Ltd
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat 6 Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	—	—	—	—	—	—	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	—	—	—	—	—	—	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	—	—	—	—	—	—	—	—	—	—
Superseacat 4 Ltd	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	—	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	—	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	—	—	—	—	—	—
Finnjet Bermuda Ltd.	—	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	—	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	—	—	—	—	—	—
Paulista Containers Maritismos Ltda	—	—	—	—	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	—	—	—	—	—	—	—
SC Finland Limited	636,259	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL	—	—	—	—	—	—	—	—	—	—
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	—	—	—
MV Skywind Ltd	—	—	—	—	—	—	—	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

13

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Superseacat 1 Ltd	Superseacat 3 Ltd	Superseacat 4 Ltd	Tabago Properties Ltd	Vessel Holdings 3 Ltd	Vessel Holdings Ltd	Yorkshire Marine Containers Limited	SC Finland Services Limited	Finnjet Bermuda Ltd.	1882420 Ltd (ex ILN XS)	Sea Containers Finland Oy (50%)
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 6 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	—	—	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	—	—	—	—	—	—	—
Finnjet Bermuda Ltd.	—	—	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Paulista Containers Maritismos Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	587,085	—	—	—	—	—	—	—
SC Finland Limited	—	—	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL.	8,568,748	—	2,961,226	—	—	—	—	—	—	—	7,245,510
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—	787,898
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	—	—	—	280,492
MV Skywind Ltd	—	—	—	—	—	—	—	—	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

14

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Sea Containers Opera Ltd	SeaCat AB / SeaCat Ferries Denmark APS**	International Reefer Services Pty Ltd	Sea Container Holdings Ltd	Paulista Containers Maritismos Ltda	Sea Containers Australia Ltd.	SC Finland Limited	Hoverspeed Italia SRL	Sea Containers Caribbean	Sea Containers Estonia Ltd	SeaCat Ltd
SeaCat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 6 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat 7 Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCo Chartering Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCo Texas Properties Inc.	—	—	—	—	—	—	—	—	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—	—	—	—	—	—	—	—	—
Superseacat 2 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 1 Ltd	—	—	—	—	—	—	—	—	—	—	—
Superseacat 3 Ltd	—	—	—	—	—	—	—	133,647	—	—	—
Superseacat 4 Ltd	—	—	—	—	—	—	—	—	—	—	—
Tabago Properties Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings 3 Ltd	—	—	—	—	—	—	—	—	—	—	—
Vessel Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Yorkshire Marine Containers Limited	—	—	—	—	—	—	—	—	—	—	—
SC Finland Services Limited	—	—	—	—	—	—	—	—	—	—	—
Finnjet Bermuda Ltd.	—	—	—	—	—	—	—	—	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Finland Oy (50%)	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Opera Ltd.	—	—	—	—	—	—	—	—	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—	—	—	—	—	—	—	—	—
International Reefer Services Pty Ltd	—	—	—	—	—	79,247	—	—	—	—	—
Sea Containers Holdings Ltd	—	—	—	—	—	—	—	—	—	—	—
Paulista Containers Maritismos Ltda	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Australia Ltd.	—	—	—	—	—	—	—	—	—	—	—
SC Finland Limited	—	—	—	—	—	—	—	—	—	—
Hoverspeed Italia SRL	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Caribbean	—	—	—	—	—	—	—	—	—	—	—
Sea Containers Estonia Ltd	—	—	—	—	—	—	—	—	—	—	—
SeaCat Ltd	—	—	—	—	—	—	—	—	—	—	—
Seacat Limited	—	—	—	—	—	—	—	—	—	—	—
SuperSeacat Ou	—	—	—	—	—	—	—	1,051,421	—	—	—
MV Skywind Ltd	—	—	—	—	—	—	—	—	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

15

Schedule 1

These companies owe money (across)*
These companies are owed money (down)*	Seacat Limited	SuperSeacat Ou	MV Skywind
SeaCat 2 Ltd	—	—	—
SeaCat 4 Ltd	—	—	—
SeaCat 6 Ltd	1,953,101	—	—
SeaCat 7 Ltd	—	—	—
SeaCo Chartering Ltd.	—	—	—
SeaCo Texas Properties Inc.	—	—	—
Sociate Bananiere de Motobe SA (70% Owned)	—	—	—
Superseacat 2 Ltd	—	—	—
Superseacat 1 Ltd	—	—	—
Superseacat 3 Ltd	—	—	—
Superseacat 4 Ltd	—	—	—
Tabago Properties Ltd	—	—	—
Vessel Holdings 3 Ltd	—	—	—
Vessel Holdings Ltd	—	—	—
Yorkshire Marine Containers Limited	—	—	—
SC Finland Services Limited	—	—	—
Finnjet Bermuda Ltd.	—	—	—
1882420 Ltd (ex ILN XS)	—	—	—
Sea Containers Finland Oy (50%)	—	—	—
Sea Containers Opera Ltd.	—	—	—
SeaCat AB / SeaCat Ferries Denmark APS**	—	—	—
International Reefer Services Pty Ltd	—	—	—
Sea Containers Holdings Ltd	—	—	—
Paulista Containers Maritismos Ltda	—	—	—
Sea Containers Australia Ltd.	—	—	—
SC Finland Limited	—	—	—
Hoverspeed Italia SRL	—	—	—
Sea Containers Caribbean	—	—	—
Sea Containers Estonia Ltd	—	—	—
SeaCat Ltd	—	—	—
Seacat Limited	—	—	—
SuperSeacat Ou	—	—	—
MV Skywind Ltd	—	—	—

** SeaCat AB and SeaCat Ferries Denmark APS were indebted to Ferry and Port Holdings Ltd for 559818 at 31 March 08 but these debtor companies are both in liquidation and the creditor wrote the receivables off in April 08.

All in U.S. Dollars

* The companies in the columns owe money to the companies in the rows (eg Boxer 2 Ltd is owed USD2,810,006 by Atlantic Maritime Services Ltd)

16